                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                KCS ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-4c11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                KCS ENERGY, INC.
                        5555 SAN FELIPE ROAD, SUITE 1200
                              HOUSTON, TEXAS 77056
                                 (713) 877-8006

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To the Stockholders of KCS Energy, Inc.:

     The 2005 Annual Meeting of Stockholders ("Annual Meeting") of KCS Energy, Inc. (the "Corporation") will be held on Thursday, May 26, 2005 at the Marathon Tower, 5555 San Felipe Road, Houston, Texas 77056 at 9:00 a.m. local time for the following purposes:

        1. To elect three (3) directors to serve until the Annual Meeting of Stockholders in 2008;

        2. To approve the Corporation's 2005 Employee and Directors Stock Plan; and

        3. To take action upon any other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

     The Board of Directors of the Corporation has fixed the close of business on March 28, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. A complete list of stockholders will be open to examination by any stockholder for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m. local time at the principal executive offices of the Corporation at 5555 San Felipe Road, Suite 1200, Houston, Texas 77056 for ten (10) days prior to the Annual Meeting. If you would like to view the stockholder list, please call the Secretary of the Corporation at (713) 877-8006 to schedule an appointment. The list will also be available at the Annual Meeting and may be inspected by any stockholder who is present.

     REGARDLESS OF THE NUMBER OF SHARES OF KCS ENERGY, INC. COMMON STOCK YOU HOLD, AS A STOCKHOLDER YOUR VOTE IS IMPORTANT AND THE BOARD OF DIRECTORS OF THE CORPORATION STRONGLY ENCOURAGES YOU TO EXERCISE YOUR RIGHT TO VOTE. TO ENSURE YOUR VOTE IS RECORDED PROMPTLY, PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                         /s/ FREDERICK DWYER
                                          Frederick Dwyer
                                          Vice President, Controller and
                                          Secretary

Houston, Texas
April 25, 2005

                                   IMPORTANT

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE ITS ARRIVAL IN TIME FOR THE ANNUAL MEETING. PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                KCS ENERGY, INC.
                        5555 SAN FELIPE ROAD, SUITE 1200
                              HOUSTON, TEXAS 77056
                                 (713) 877-8006

                             ---------------------

                                PROXY STATEMENT
                      2005 ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 25, 2005 in connection with the solicitation by the Board of Directors (the "Board of Directors") of KCS Energy, Inc. (the "Corporation") of proxies to be used at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held on Thursday, May 26, 2005 at the Marathon Tower, 5555 San Felipe Road, Houston, Texas 77056 at 9:00 a.m. local time. The Corporation's principal executive offices are located at 5555 San Felipe Road, Suite 1200, Houston, Texas 77056.

                               QUORUM AND VOTING

     Holders of record of the Corporation's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on March 28, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of March 28, 2005, there were 49,783,605 shares of Common Stock outstanding held by 919 holders of record. The number of holders does not include any beneficial owners for whom shares of Common Stock may be held in "nominee" or "street" name. The Common Stock is the only class of capital stock entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Stockholders are not entitled to cumulative voting.

     The holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a matter and has not received instructions from the beneficial owner) are counted as present in determining whether the quorum requirement is met. In addition, the rules of the New York Stock Exchange ("NYSE") require a majority of the outstanding shares of Common Stock to vote on the Corporation's 2005 Employee and Directors Stock Plan. For purposes of the NYSE rule, abstentions count as a vote on the Corporation's 2005 Employee and Directors Stock Plan and broker non-votes do not. If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the election of directors, but pursuant to the rules of the NYSE, may not vote your shares on the approval of the Corporation's 2005 Employee and Directors Stock Plan.

     The Corporation's By-laws, as amended, require the vote of a majority of the shares entitled to vote present in person or represented by proxy for all matters to be determined at the Annual Meeting. Therefore, for purposes of voting on the approval of the Corporation's 2005 Employee and Directors Stock Plan, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal and broker non-votes will not be included in the number of shares voting and therefore will have no effect on the outcome of the vote. For purposes of voting on the election of directors, abstentions and broker non-votes will not be taken into account, as they are considered neither votes for nor votes against the action.

     The Inspector of Elections for the Annual Meeting will be Julie A. Long, Vice President of Human Resources of the Corporation, and she will tabulate the votes.

     If a stockholder completes, signs, dates and returns the proxy card, his or her shares will be voted at the Annual Meeting in accordance with his or her instructions. If a stockholder returns a proxy card unsigned, his or her vote cannot be counted. If a stockholder signs, dates and returns a proxy card, but does not fill out the voting instructions on the proxy card, the shares represented by the proxy will be voted FOR the election of the three (3) nominees for director to serve until the 2008 Annual Meeting of Stockholders and FOR the approval of the Corporation's 2005 Employee and Directors Stock Plan. In addition, if any other matters come before the Annual Meeting, James W. Christmas, the Chairman and Chief Executive Officer of the Corporation, and Frederick Dwyer, the Vice President, Controller and Secretary of the Corporation, the named proxies, have discretionary authority to vote on such matters in accordance with their best judgment. The Board of Directors is not currently aware of any other matters that may come before the Annual Meeting.

                             REVOCABILITY OF PROXY

     The form of proxy enclosed is for use at the Annual Meeting if a stockholder will be unable to attend in person. The proxy may be revoked by a stockholder at any time before it is exercised by:

     - delivering a written notice of revocation to the Secretary of the Corporation at the Corporation's principal executive offices;

     - submitting a later-dated proxy to the Secretary of the Corporation at the Corporation's principal executive offices; or

     - voting in person at the Annual Meeting.

     Attendance at the Annual Meeting will not revoke a proxy unless a stockholder provides written notice of revocation to the Secretary of the Corporation before the proxy is exercised or unless the stockholder votes his or her shares in person at the Annual Meeting. Street name holders that vote by proxy may revoke their proxies by informing the holder of record in accordance with that entity's procedures.

                        PERSONS MAKING THE SOLICITATION

     This solicitation is made on behalf of the Board of Directors. The cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed form of proxy and any additional materials, as well as the cost of soliciting the proxies will be borne by the Corporation, including reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable costs incurred in forwarding the proxy materials to, and solicitation of proxies from, the beneficial owners of shares held by such persons. The solicitation will be initially by mail and it may later be decided to make further solicitations by mail, telephone, telex, facsimile or personal call by directors, officers and employees of the Corporation and its subsidiaries, or by use of an independent proxy solicitor. If the Corporation decides to hire an independent proxy solicitor, it will pay such solicitor the customary fees for the solicitation services rendered. The Corporation will not pay additional compensation to its directors, officers and employees for their solicitation efforts.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The information provided below indicates the beneficial ownership, as of March 28, 2005, of the Common Stock by each director and nominee for director, by each executive officer named in the Summary Compensation Table located elsewhere in this proxy statement, by all directors, nominees for director and executive officers as a group and by each person known by the Corporation to own more than 5% of the outstanding shares of Common Stock. For purposes of the tables below, a "beneficial owner" includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power with respect to the Common Stock. Further, the amounts listed below include any shares of Common Stock that a person has the right to acquire beneficial ownership of within 60 days of March 28, 2005.

OWNERS OF MORE THAN FIVE PERCENT OF COMMON STOCK

     Based solely upon filings made with the Securities and Exchange Commission (the "SEC"), the following persons are the only persons known by the Corporation to own beneficially more than 5% of the outstanding shares of Common Stock as of March 28, 2005.

NAME AND ADDRESS OF                                   AMOUNT AND NATURE OF
BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------------                                   --------------------   ----------------
FMR Corp............................................       3,464,700(1)           6.96%
82 Devonshire Street
Boston, MA 02109
Lord, Abbett & Co. LLC..............................       3,047,018(2)           6.12%
90 Hudson Street
Jersey City, NJ 07302
Friess Associates LLC...............................       2,599,048(3)           5.22%
115 E. Snow King
Jackson, WY 83001

---------------

(1) Based on the Schedule 13G/A filed with the SEC on February 14, 2005 as a joint statement by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson:
    (i) FMR Corp. has sole dispositive power with respect to 3,464,700 shares of Common Stock; (ii) Mr. Johnson has sole dispositive power with respect to 3,464,700 shares of Common Stock; and (iii) Ms. Johnson has sole dispositive power with respect to 3,464,700 shares of Common Stock. Of the 3,464,700 shares beneficially owned by the reporting parties, according to the information filed in the Schedule 13G/A, 3,464,700 shares of Common Stock are beneficially owned by Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., in its capacity as an investment adviser to various registered investment companies, including Fidelity Low Priced Stock Fund which beneficially owns 3,464,700 shares of Common Stock. The Schedule 13G/A also stated that Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of all of the securities covered by the statement. However, neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Board of Trustees.

(2) Based on the Schedule 13G filed with the SEC on February 14, 2005, Lord, Abbett & Co. LLC has sole voting and dispositive power with respect to 3,047,018 shares of Common Stock.

(3) Based on the Schedule 13G filed with the SEC on February 14, 2005, Friess Associates LLC has sole voting and dispositive power with respect to 2,599,048 shares of Common Stock.

DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

     The address of all directors, nominees for director and executive officers in this table is c/o KCS Energy, Inc., 5555 San Felipe Road, Suite 1200, Houston, Texas 77056.

NAME OF                                             AMOUNT AND NATURE OF
BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
----------------                                   -----------------------     ----------------
James W. Christmas...............................         1,398,698(2)              2.79%
Robert G. Raynolds...............................           610,433(3)              1.23%
William N. Hahne.................................           489,403(4)                  *
Harry Lee Stout..................................           250,321(5)                  *
Joel D. Siegel...................................           178,153(6)                  *
Frederick Dwyer..................................           106,199(7)                  *
Christopher A. Viggiano..........................            53,288(8)                  *
G. Stanton Geary.................................            20,774(8)                  *
Joseph T. Leary..................................            23,525(9)                  *
Gary A. Merriman(10).............................                --                     *
Directors, nominees for director and executive            3,130,794(11)             6.19%
  officers as a group (10 persons)...............

---------------

  *  Represents beneficial ownership of less than 1%.

 (1) Unless otherwise indicated, the beneficial owner has sole voting and investment power.

 (2) Includes: (i) 55,000 shares that are the subject of restricted stock grants under which Mr. Christmas has voting rights but disposition rights are currently restricted; (ii) 84,671 shares that are held in Mr. Christmas' account under the Corporation's 401(k) plan; and (iii) 291,608 shares underlying options exercisable within 60 days of March 28, 2005. Also includes 36,000 shares held in trusts established for the benefit of Mr. Christmas' children as to which Mr. Christmas disclaims any beneficial ownership.

 (3) Includes: (i) 559,544 shares held by a family trust for which Mr. Raynolds is a co-trustee and holds a remainder interest in such trust and has shared voting and investment power but disclaims beneficial ownership except to the extent of his pecuniary interest therein; and (ii) 4,000 shares underlying options exercisable within 60 days of March 28, 2005. Also includes 6,824 shares held in trusts established for the benefit of Mr. Raynolds' children as to which Mr. Raynolds disclaims any beneficial ownership.

 (4) Includes: (i) 36,600 shares that are the subject of restricted stock grants under which Mr. Hahne has voting rights but disposition rights are currently restricted; (ii) 12,377 shares that are held in Mr. Hahne's account under the Corporation's 401(k) plan; and (iii) 281,855 shares underlying options exercisable within 60 days of March 28, 2005.

 (5) Includes: (i) 16,600 shares that are the subject of restricted stock grants under which Mr. Stout has voting rights but disposition rights are currently restricted; (ii) 61,721 shares that are held in Mr. Stout's account under the Corporation's 401(k) plan; and (iii) 125,000 shares underlying options exercisable within 60 days of March 28, 2005.

 (6) Includes 4,000 shares underlying options exercisable within 60 days of March 28, 2005. Also includes 16,000 shares held in trusts established for the benefit of Mr. Siegel's children as to which Mr. Siegel disclaims any beneficial ownership.

 (7) Includes: (i) 7,500 shares that are the subject of restricted stock grants under which Mr. Dwyer has voting rights but disposition rights are currently restricted; (ii) 14,246 shares that are held in Mr. Dwyer's account under the Corporation's 401(k) plan; and (iii) 53,171 shares underlying options exercisable within 60 days of March 28, 2005.

 (8) Includes 4,000 shares underlying options exercisable within 60 days of March 28, 2005.

 (9) Includes: (i) 20,600 shares that are the subject of restricted stock grants under which Mr. Leary has voting rights but disposition rights are currently restricted; (ii) 925 shares that are held in Mr. Leary's account under the Corporation's 401(k) plan; and (iii) 2,000 shares underlying options exercisable within 60 days of March 28, 2005.

(10) Mr. Merriman was elected as a director on April 5, 2005. As of that date, Mr. Merriman did not beneficially own any shares of Common Stock.

(11) Includes, among other things: (i) 136,300 shares that are the subject of restricted stock grants under which the beneficial owners have voting rights but disposition rights are currently restricted; (ii) 173,940 shares that are allocated to the beneficial owners account under the Corporation's 401(k) plan; and (iii) 769,634 shares underlying options exercisable within 60 days of March 28, 2005.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The By-laws of the Corporation, as amended, provide that the Board of Directors shall consist of a minimum of three and a maximum of 12 directors. The Board of Directors has fixed at seven the number of directors of the Corporation. The Corporation's By-laws, as amended, also provide that the Board of Directors shall be divided into three classes. One class of directors is elected at each Annual Meeting of Stockholders to serve for a three-year term.

     It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote FOR the election of the three persons named in this proxy statement as nominees for director of the Corporation for a three-year term expiring at the 2008 Annual Meeting of Stockholders or until their successors are duly elected or appointed.

NOMINEES FOR THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2008

     The Corporation's nominees for the election of directors include two independent directors, as defined by the NYSE listing standards, and one member of the Corporation's senior management. The names of the nominees for election as a director to serve until the 2008 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are set forth below. The nominees have consented to be named in this proxy statement and to serve as directors, if elected. Except as noted below, each nominee has been engaged in the principal occupation described below during the past five years. There are no family relationships among any of the Corporation's executive officers, directors or nominees for director. Each of Messrs. Christmas, Siegel, Viggiano, Geary and Raynolds was a director of the Corporation during the Corporation's bankruptcy proceedings which commenced in January 2000. The Corporation confirmed its plan of reorganization and emerged from bankruptcy in February 2001. Pursuant to the plan of reorganization, the Corporation repaid its two bank credit facilities in full, paid past due interest on its senior and senior subordinated notes, including interest on interest, and prepaid $60.0 million of senior notes. Trade creditors were paid in full and shareholders retained 100% of their Common Stock, subject to dilution from the conversion of convertible preferred stock sold in connection with the Corporation's emergence from bankruptcy. None of the directors of the Corporation was held responsible for any actions under the bankruptcy proceedings.

     If, at the time of or prior to the Annual Meeting, any of the nominees is unable or declines to serve, the persons named as proxies may use the discretionary authority provided in the proxy to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

JAMES W. CHRISTMAS (57 YEARS OLD)

     Mr. Christmas has served as Chairman of the Board and Chief Executive Officer of the Corporation since April 2003 and a director of the Corporation since 1988. From 1988 to April 2003, Mr. Christmas served as President and Chief Executive Officer of the Corporation.

JOEL D. SIEGEL (63 YEARS OLD)

     Mr. Siegel has served as a director of the Corporation since 1988. He is an attorney-at-law and has been president of the law firm of Orloff, Lowenbach, Stifelman & Siegel, P.A., Roseland, NJ since 1975.

CHRISTOPHER A. VIGGIANO (51 YEARS OLD)

     Mr. Viggiano has served as a director of the Corporation since 1988. He has been President, Chairman of the Board and majority owner of O'Bryan Glass Corp., Queens, NY since December 1991. He is a Certified Public Accountant.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

     The names of the directors who are continuing to serve after the Annual Meeting, their terms and certain additional information with respect to each of them, are set forth below.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2006

WILLIAM N. ("BILL") HAHNE (53 YEARS OLD)

     Mr. Hahne has served as a director, President and Chief Operating Officer of the Corporation since April 2003. From March 2002 to April 2003, Mr. Hahne served as Executive Vice President and Chief Operating Officer of the Corporation. From April 1998 to March 2002, Mr. Hahne served as Senior Vice President and Chief Operating Officer of the Corporation. From October 1997 to April 1998, Mr. Hahne served as Vice President of International & Onshore for Burlington Resources, Inc. From October 1993 to October 1997, Mr. Hahne was employed by The Louisiana Land and Exploration Company where he held a number of positions, including Worldwide Operations Vice President. He is a Registered Petroleum Engineer and has over 30 years of experience with various major independent exploration and production companies.

GARY A. MERRIMAN (50 YEARS OLD)

     On April 5, 2005, the Board of Directors elected Mr. Gary A. Merriman to fill the vacant directorship resulting from the resignation of Mr. James L. Bowles who tendered his resignation from the Board of Directors as a result of his accepting the position of President of ConocoPhillips Alaska. Mr. Merriman retired from Conoco Inc. in 2002, where he had been employed since 1976. While at Conoco, Mr. Merriman held a number of positions including from 1999 to 2002, President of Exploration and Production for Conoco in the Americas. Prior to that, he was General Manager for Conoco's Refining and Marketing Rocky Mountain Region from 1997 to 1999, President of Conoco Indonesia from 1995 to 1997 and General Manager of North Sea Operations for Conoco UK Limited from 1992 to 1995. Mr. Merriman has over 26 years of international and domestic experience in all aspects of the oil and gas business.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2007

G. STANTON GEARY (70 YEARS OLD)

     Mr. Geary has served as a director of the Corporation since 1988. He is the proprietor of Gemini Associates, Pomfret, CT, a venture capital consulting firm, and is president of the 1772 Foundation, a non-profit corporation.

ROBERT G. RAYNOLDS (53 YEARS OLD)

     Mr. Raynolds has served as a director of the Corporation since 1995 and lead outside director since 2003. He has been an independent consulting geologist for several major and independent oil and gas companies since 1992 and was a geologist with Amoco Production Company from 1983 until 1992.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR TO SERVE UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS. ALL PROXIES EXECUTED AND RETURNED WILL BE VOTED "FOR" THE NOMINEES UNLESS THE PROXY SPECIFIES OTHERWISE.

                               EXECUTIVE OFFICERS

     The following persons served as executive officers of the Corporation, at the discretion of the Board of Directors, during 2004. There are no family relationships among any of the Corporation's executive officers, directors or nominees for director. Each of Messrs. Christmas, Hahne, Stout and Dwyer was an executive officer of the Corporation during the Corporation's bankruptcy proceedings which commenced in January 2000. The Corporation confirmed its plan of reorganization and emerged from bankruptcy in February 2001. Pursuant to the plan of reorganization, the Corporation repaid its two bank credit facilities in full, paid past due interest on its senior and senior subordinated notes, including interest on interest, and prepaid $60.0 million of senior notes. Trade creditors were paid in full and shareholders retained 100% of their Common Stock, subject to dilution from the conversion of convertible preferred stock sold in connection with the Corporation's emergence from bankruptcy. None of the executive officers of the Corporation were held responsible for any actions under the bankruptcy proceedings. The biographies of Mr. James W. Christmas, the Chairman of the Board and Chief Executive Officer of the Corporation, and Mr. William N. Hahne, the President and Chief Operating Officer of the Corporation, are listed above under the heading "Proposal 1: Election of Directors."

NAME                                    AGE                  POSITION
----                                    ---                  --------
James W. Christmas....................  57    Chairman of the Board and Chief
                                              Executive Officer
William N. ("Bill") Hahne.............  53    President and Chief Operating Officer
Harry Lee Stout.......................  57    Senior Vice President, Marketing and
                                              Risk Management
Joseph T. Leary.......................  55    Vice President and Chief Financial
                                              Officer
Frederick Dwyer.......................  45    Vice President, Controller and
                                              Secretary

     Harry Lee Stout. Mr. Stout has served as Senior Vice President, Marketing and Risk Management of the Corporation since March 2002. From September 1996 to the present, Mr. Stout has served as the President of KCS Energy Services, Inc., one of the Corporation's wholly-owned subsidiaries. He served as President of the Corporation's natural gas marketing and transportation subsidiaries from August 1991 until the discontinuation of those operations in 1997.

     Joseph T. Leary. Mr. Leary has served as Vice President and Chief Financial Officer of the Corporation since May 2003. He has over 19 years of finance and treasury experience in the energy industry. From 1996 through 2002, he was Vice President -- Finance and Treasurer at EEX Corporation, an oil and gas exploration company that was acquired by Newfield Exploration Company. Prior to that time, he was with ENSERCH Corporation, an integrated natural gas utility company, where he held several positions.

     Frederick Dwyer. Mr. Dwyer has served as Vice President and Controller of the Corporation since March 1997 and as Secretary of the Corporation since May 1998. From May 1996 to March 1997, Mr. Dwyer served as Assistant Vice President and Controller of the Corporation. Mr. Dwyer joined the Corporation upon its formation in 1988, holding various management and supervisory positions. He is a Certified Public Accountant and began his career with Peat, Marwick, Mitchell & Co.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2004, the Corporation retained and paid professional fees of approximately $40,000 to the law firm of Orloff, Lowenbach, Stifelman & Siegel, P.A., of which Joel D. Siegel, a director of the Corporation, is a member and the president. The Corporation believes that the professional fees charged are comparable to the fees of other law firms of similar size and expertise and reflect market rates for services rendered. The Corporation anticipates that it will continue to use the services of Orloff, Lowenbach, Stifelman & Siegel, P.A. for certain aspects of its legal work in the future.

           INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN
                      COMMITTEES OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

     The Board of Directors has seven members. The Corporation's Corporate Governance Guidelines require that at least a majority of the Corporation's directors be independent in accordance with the NYSE listing standards and free from any relationship that in the determination of the Board of Directors would interfere with the exercise of independent judgment as a director of the Corporation. Additionally, all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are required to be independent.

     In March 2005, the Corporation adopted the following categorical standards for director independence in compliance with the revised NYSE listing standards:

          (1) No director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Corporation or any of its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation or any of its subsidiaries);

          (2) A director who is, or has been within the last three years, an employee of the Corporation or any of its subsidiaries, or whose immediate family member is, or has been within the last three years, an executive officer of the Corporation or any of its subsidiaries is not independent;

          (3) A director who has received, or whose immediate family member has received, during any 12-month period within the last three years, more than $100,000 in direct compensation from the Corporation or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) is not independent;

          (4) A director who is or whose immediate family member is a current partner of a firm that is the internal or external auditor for the Corporation or any of its subsidiaries is not independent;

          (5) A director who is a current employee of a firm that is the internal or external auditor for the Corporation or any of its subsidiaries is not independent;

          (6) A director whose immediate family member is a current employee of a firm that is the internal or external auditor for the Corporation or any of its subsidiaries and who also participates in such firm's audit, assurance or tax compliance (but not tax planning) practice is not independent;

          (7) A director who was, or whose immediate family member was, within the last three years (but is no longer), a partner or employee of a firm that is the internal or external auditor for the Corporation or any of its subsidiaries and personally worked on the audit of the Corporation or any of its subsidiaries within that time is not independent;

          (8) A director who is an executive officer of any tax-exempt organization where the Corporation or any of its subsidiaries has made any contributions to such tax-exempt organization within the preceding three fiscal years of such organization that exceeded the greater of $1 million, or 2% of such organization's consolidated gross revenues from all sources (i.e., charitable contributions, ticket sales, investment portfolios and other activities), is not independent;

          (9) A director who or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Corporation's or any of its subsidiaries' present executive officers at the same time serves or served on that company's compensation committee is not independent; and

          (10) A director who is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Corporation or any of its subsidiaries for property or services in an amount which, in any of the last three fiscal years of such company, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, is not independent.

     The Board of Directors also considers all relationships with each director and all facts and circumstances it deems relevant in making its independence determinations.

     The Board of Directors affirmatively determined that each of Messrs. Geary, Merriman, Raynolds, Siegel and Viggiano meets the aforementioned categorical standards and is therefore independent. The Board of Directors also affirmatively determined that none of the aforementioned directors has a "material relationship" with the Corporation. With respect to Mr. Siegel, the Board of Directors determined, notwithstanding the payments made by the Corporation to a law firm of which Mr. Siegel is a member and president, that no material relationship exists between the Corporation and Mr. Siegel based on the fact that the amounts paid to the law firm of which Mr. Siegel is a member have been less than $60,000 during each of the past three fiscal years and that he meets the aforementioned categorical standards.

     Messrs. Christmas and Hahne do not meet the aforementioned categorical standards and are therefore not independent because they are the Chairman of the Board and Chief Executive Officer and President and Chief Operating Officer, respectively, of the Corporation.

     The Board of Directors held a total of 12 meetings during 2004. Messrs. Christmas, Geary, Hahne, Raynolds, Siegel and Viggiano attended each of the meetings. Mr. Bowles attended each of the meetings of the Board of Directors and the committees of which he was a member held prior to his resignation from the Board of Directors in October 2004. Each of the other directors attended all of the meetings of the committees of which he was a member during 2004. There were seven executive sessions of the non-management members of the Board of Directors during 2004.

     The Corporation does not require its board members to attend the annual meeting of stockholders. Three directors attended the 2004 annual meeting of stockholders.

     Mr. Raynolds serves as the Presiding Director at the executive sessions of the non-management members of the Board of Directors. Interested parties may communicate directly with the Presiding Director or with the non-management directors as a group by sending a letter to KCS Energy, Inc., c/o Secretary, 5555 San Felipe Road, Suite 1200, Houston, Texas 77056.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has the following standing, separately-designated committees: (i) an Executive Committee; (ii) an Audit Committee; (iii) a Compensation Committee; and (iv) a Nominating and Corporate Governance Committee. Information regarding each of the committees is set forth below.

EXECUTIVE COMMITTEE

     The Executive Committee is comprised of Messrs. Christmas, Raynolds and Siegel. When required, the Executive Committee performs the duties of the Board of Directors in the management of the business and affairs of the Corporation during intervals between regular board meetings. No interim meetings were necessary in 2004.

AUDIT COMMITTEE

     The Audit Committee is comprised of Messrs. Geary, Raynolds and Viggiano, each of whom are financially literate as determined by the Board of Directors in its business judgment. Mr. Viggiano serves as Chairman of the Audit Committee. The Audit Committee met seven times during 2004. All members of the Audit Committee are independent as that term is defined by the NYSE listing standards and Rule 10A-3(b)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Board of Directors has determined that Mr. Viggiano has "accounting or related financial management expertise" as required by the NYSE listing standards, is an "audit committee financial expert" as this term is defined by the SEC and is independent, as that term is defined in Item 7(d)(3)(iv) of

Schedule 14A under the Exchange Act. The SEC has indicated that the designation of a person as an "audit committee financial expert" does not (i) mean that such person is an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended (the "Securities Act"),
(ii) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of directors in the absence of such designation, or (iii) affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

     The Audit Committee is responsible for, among other things, monitoring:

           (i) the integrity of the Corporation's consolidated financial statements;

           (ii) the Corporation's internal control over financial reporting;

          (iii) compliance by the Corporation with legal and regulatory requirements;

           (iv) the performance of the Corporation's internal audit function;
     and

           (v) the independence, qualifications and performance of the Corporation's independent auditor.

     The Audit Committee is also directly responsible for, among other things, the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to issue opinions on the Corporation's financial statements and internal control over financial reporting or to perform other audit, review or attest services for the Corporation.

     In March 2005, the Board of Directors approved and adopted a revised Audit Committee Charter which sets forth the qualifications of the Audit Committee's members and the responsibilities of the committee. The revised Audit Committee Charter is attached to this proxy statement as Appendix A and is available on the Investor Relations portion of the Corporation's website at www.kcsenergy.com/html/investor.html. The Audit Committee Charter is also available in print to any stockholder upon request to the Secretary of the Corporation at the Corporation's principal executive offices.

COMPENSATION COMMITTEE

     The Compensation Committee is comprised of Messrs. Raynolds, Siegel and Viggiano. Mr. Siegel serves as Chairman of the Compensation Committee. The Compensation Committee met five times during 2004. All members of the Compensation Committee are independent as that term is defined by the NYSE listing standards.

     The Compensation Committee is responsible for, among other things:

           (i) reviewing and approving corporate goals and objectives relevant to CEO compensation;

           (ii) evaluating the CEO's performance in light of the corporate goals and objectives;

          (iii) determining and approving the CEO's compensation level based on the committee's evaluation;

           (iv) making recommendations to the Board of Directors regarding non-CEO compensation, incentive compensation plans and equity-based plans; and

           (v) advising on director fees.

     In March 2005, the Board of Directors approved and adopted a revised Compensation Committee Charter which sets forth the qualifications of the Compensation Committee's members and the responsibilities of the committee. The Compensation Committee Charter is available on the Investor Relations portion of the Corporation's website at www.kcsenergy.com/html/investor.html. The Compensation Committee Charter is also available in print to any stockholder upon request to the Secretary of the Corporation at the Corporation's principal executive offices.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee is comprised of Messrs. Geary, Siegel and Viggiano. Mr. Geary serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met three times in 2004. All members of the Nominating and Corporate Governance Committee are independent as that term is defined by the NYSE listing standards.

     The Nominating and Corporate Governance Committee is responsible for, among other things:

           (i) selecting, or recommending that the Board of Directors selects, nominees for director:

           (ii) monitoring and recommending the function and composition of the various committees of the Board of Directors;

          (iii) recommending Corporate Governance Guidelines and reviewing them periodically;

           (iv) overseeing the evaluation of the Board of Directors and management;

           (v) overseeing the succession plans relating to positions held by executive officers;

           (vi) identifying qualified board candidates; and

          (vii) considering matters of corporate governance applicable to the Corporation.

     In March 2005, the Board of Directors approved and adopted a revised Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee Charter is available on the Investor Relations portion of the Corporation's website at www.kcsenergy.com/html/investor.html. The Nominating and Corporate Governance Committee Charter is also available in print to any stockholder upon request to the Secretary of the Corporation at the Corporation's principal executive offices.

                        CORPORATE GOVERNANCE GUIDELINES

     In March 2005, the Nominating and Corporate Governance Committee reviewed and recommended for approval by the Board of Directors a revised set of Corporate Governance Guidelines applicable to the Corporation. The Corporate Governance Guidelines are available on the Investor Relations portion of the Corporation's website at www.kcsenergy.com/html/investor.html. The Corporate Governance Guidelines are also available in print to any stockholder upon request to the Secretary of the Corporation at the Corporation's principal executive offices.

                              DIRECTOR NOMINATIONS

     The Nominating and Corporate Governance Committee will consider nominees for director recommended by stockholders. The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth under "Director Qualifications" below. Stockholder nominations for the election of directors will be considered if the nomination is timely submitted, together with the candidate's name, detailed biographical information, the candidate's written consent to be nominated and, if elected, to serve and any other material information the stockholder wants the Nominating and Corporate Governance Committee to consider. The aforementioned information should be sent to the Secretary of the Corporation at 5555 San Felipe Road, Suite 1200, Houston, Texas 77056 in accordance with the time frames set forth under "Stockholder Proposals" included elsewhere in this proxy statement.

               IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS

     The Nominating and Corporate Governance Committee will identify and evaluate a director candidate in accordance with its charter. Typically this involves the Nominating and Corporate Governance Committee determining that, due to vacancies or current developments, the election of a director with a particular specialty (e.g., in a specific industry) would benefit the Board of Directors. The Nominating and Corporate Governance Committee then solicits recommendations from the Chief Executive Officer and the other members of the Board of Directors and considers recommendations, if any, made by stockholders. The Nominating and Corporate Governance Committee then evaluates these recommendations and identifies prospective nominees to interview. Results from the interview process are reported to the Nominating and Corporate Governance Committee, which committee then either recommends nominees to the full Board of Directors or directly recommends the nominees for election by the stockholders.

     Candidates recommended by stockholders will be evaluated in the same manner as those recommended by any other person. However, the Nominating and Corporate Governance Committee reserves the right to request additional background and supporting information to evaluate each candidate nominated by a stockholder. After reviewing the materials submitted by a stockholder, if the Nominating and Corporate Governance Committee believes that the director candidate merits additional consideration, the committee (or individual members) will interview the potential candidate and conduct appropriate reference checks. The Nominating and Corporate Governance Committee would then determine whether to nominate, recommend that the Board of Directors nominate, and recommend election of that person at the next annual meeting of stockholders.

     The Corporation has not required the services of third parties to identify or evaluate or assist in identifying or evaluating potential director nominees in the past, although it reserves the right to retain a search firm in the future, if necessary.

                            DIRECTOR QUALIFICATIONS

     The Nominating and Corporate Governance Committee believes that all nominees must, at a minimum, meet the criteria set forth in the Corporation's Code of Business Conduct and Ethics and Corporate Governance Guidelines. The Nominating and Corporate Governance Committee also will consider a combination of factors for each nominee, including:

     - The nominee's ability to represent all stockholders without a conflict of interest;

     - The nominee's ability to work in and promote a productive environment;

     - Whether the nominee has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director;

     - Whether the nominee has demonstrated the high level of character and integrity expected by the Corporation;

     - Whether the nominee possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded corporation; and

     - The nominee's ability to apply sound and independent business judgment.

                         COMMUNICATIONS WITH DIRECTORS

     Interested parties and stockholders may communicate with the Board of Directors, the Presiding Director at non-management executive sessions, the Chairs of the Nominating and Corporate Governance, Audit and Compensation committees or with the independent or non-management directors individually or as a group by mail by sending a letter to KCS Energy, Inc., c/o Secretary, 5555 San Felipe Road, Suite 1200, Houston, Texas 77056.

     Communications to one or more directors will be collected and organized by the Secretary of the Corporation under procedures approved by the Corporation's independent directors. The Secretary will forward all communications to the identified director(s) as soon as practicable after receipt of the communication.

                                 CODE OF ETHICS

     The Board of Directors has adopted a Code of Ethics applicable to the Corporation's principal executive officer, principal financial officer and principal accounting officer and a Code of Business Conduct and Ethics applicable to the Corporation's directors, officers and employees. The Code of Ethics applicable to the Corporation's principal executive officer, principal financial officer and principal accounting officer was filed as Exhibit 14.1 to the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2003. The Code of Ethics and the Code of Business Conduct and Ethics are available on the Investor Relations portion of the Corporation's website at www.kcsenergy.com/html/investor.html. The Code of Business Conduct and Ethics is also available in print to any stockholder upon request to the Secretary of the Corporation at the Corporation's principal executive offices. If the Corporation amends the Code of Ethics or the Code of Business Conduct and Ethics or grants a waiver, including an implicit waiver, from the Code of Ethics or Code of Business Conduct and Ethics, the Corporation intends to disclose the information on the Investor Relations portion of its website located at www.kcsenergy.com/html/investor.html within four business days of such amendment or waiver.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Bowles, Raynolds, Siegel and Viggiano served as the members of the Compensation Committee during 2004. None of Messrs. Bowles, Raynolds, Siegel or Viggiano was at any time during 2004, or at any other time, an officer or employee of the Corporation or any of its subsidiaries. Further, none of the Corporation's executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of another entity that has one or more of its executive officers serving as a member of the Board of Directors or the Compensation Committee, or other committee performing a similar function, at any time during 2004.

     Mr. Siegel, Chairman of the Compensation Committee, is a member and the president of the law firm of Orloff, Lowenbach, Stifelman & Siegel, P.A. As discussed in "Certain Relationships and Related Transactions" included elsewhere in the proxy statement, the Corporation paid certain legal fees to the aforementioned law firm during 2004.

              REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                      DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors ("Compensation Committee") is composed of three non-employee independent directors. The Compensation Committee reviews and recommends the compensation for James W. Christmas, the Chairman and Chief Executive Officer of the Corporation, subject to the approval of the other independent directors of the Board. In addition, the Compensation Committee reviews and approves the compensation of the other executive officers of the Corporation and its subsidiaries.

OVERVIEW OF THE COMPENSATION PHILOSOPHY AND PROGRAM

     The Corporation's executive compensation program is designed to closely align the executive officers' performance on both a short-term and long-term basis in order to maximize shareholder value. The executive compensation programs are intended to enable the Corporation to attract, retain, motivate and reward executive officers critical to its success. In order to accomplish these objectives, the Compensation Committee established an executive compensation program that provides for the following:

          Base salary;

          Annual performance incentive awards, which are usually paid in the form of cash bonuses; and

          Long-term equity-based incentive grants, which include stock options and restricted stock awards.

     It is the Compensation Committee's practice to target each of these elements to deliver total compensation to each executive and all executives as a group at approximately the median of the comparison group of other industry peer companies. The Compensation Committee generally considers an industry peer group of approximately eight to ten publicly traded small cap independent oil and gas exploration and production companies. In determining the targeted median total compensation, a combination of industry peer companies' data and published survey data is utilized.

     The Compensation Committee periodically reviews the effectiveness and competitiveness of the Corporation's executive compensation programs with the assistance of its independent consultant, Longnecker & Associates. This consultant is engaged by the Compensation Committee.

BASE SALARY

     The Compensation Committee annually reviews and determines base salaries of the Chairman and Chief Executive Officer and other executive officers, with its determination with respect to the Chairman and Chief Executive Officer being subject to the approval of the independent members of the Board of Directors. The base salaries for the Corporation's executive officers are established after a review by the Compensation Committee of the salaries paid to executive officers of the industry peer group discussed above. Other factors considered include individual performance, level of responsibility and the Corporation's overall annual salary budget guidelines. In 2004, salaries for the executive officers as a group were at the median of the industry peer group.

ANNUAL PERFORMANCE INCENTIVE AWARDS

     The Compensation Committee determines annual performance incentive awards that are designed to reward executive officers and company employees for the achievement of annual performance objectives. The annual performance objectives are reviewed and approved annually by the Compensation Committee for their potential contribution to the creation of stockholder value and may include such measures as production levels, oil and gas reserve additions, finding and development costs, lease operating expenses, debt reduction, profitability, cash flow and strategic objectives. All performance objectives are established and recommended by the Chief Executive Officer and Chief Operating Officer and approved by the Board of Directors within 90 days of the start of the calendar year.

     Executive officers are assigned threshold, target and maximum incentive award opportunity based on the executive's position. Target incentive awards are generally set near the median of the comparison group of other industry peer companies. For 2004, the annual incentive targets for executive officers ranged from 25% to 55% of base salary. If the Corporation or business unit exceeds the performance objectives, above-target bonuses may be granted. If the performance objectives are not met, bonuses, if any, may be below the targeted level. After the end of the calendar year, the Compensation Committee determines the extent to which the performance objectives were achieved, analyzes any other performance criteria and approves the amount of the award to be paid to each executive officer, with its determination with respect to the Chairman and Chief Executive Officer being subject to the approval of the independent members of the Board of Directors.

     In 2004, the annual performance objectives for the Corporation were based on production levels, finding and development costs, reserve replacement and various strategic objectives. For the Mid-Continent and Gulf Coast divisions, the performance objectives were based on production levels, finding and development costs, reserve replacement, lease operating expenses and specific divisional strategic objectives. For performance in 2004, the executive officers as a group were awarded between target and maximum bonuses based on the overall achievement of the Corporation and division performance objectives.

     In 2005, the annual performance objectives for the Corporation will be based on production levels, finding and development costs, reserve replacement and various strategic objectives. For the Mid-Continent and Gulf Coast divisions, the performance objectives will be based on production levels, finding and development costs, reserve additions, lease operating expenses and specific divisional strategic objectives.

LONG-TERM EQUITY-BASED INCENTIVES

     Long-term equity-based incentive awards for each executive officer consist of a grant comprised of stock options and restricted stock awards. The purpose of these awards is to align the interests of executive officers with the Corporation's shareholders by directly linking a significant portion of each executive's total compensation to the continued growth of the Corporation and appreciation of its common stock.

     In consultation with its independent consultant, the Compensation Committee first determines the targeted value of the award to be granted to each recipient. The Corporation's strategy is to set target levels for these awards near the median for the comparison group of other industry peer companies. Using valuation methodologies determined by the Compensation Committee in consultation with its independent consultant, the award is then allocated among its components. In 2004, stock options were targeted to deliver 20% to 45% of the long-term incentive value and restricted stock awards to deliver 55% to 80% of the long-term incentive value, depending on the executive's position.

     Stock options generally vest over a three-year period in three equal annual installments on each anniversary of the grant date and have a ten-year term. All options are granted with an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. In 2004, 50% of the stock options were granted on January 2, 2004 and the remaining 50% was issued on July 1, 2004. The 2004 stock option grants have a three-year graduated vesting schedule.

     Restricted stock awards generally vest three years after the date of grant, but in some instances are subject to accelerated vesting if established performance measures are achieved. In 2004, restricted stock awards were granted on February 9, 2004 with a three-year cliff-vesting schedule.

2004 CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee reviews and recommends the compensation of James
W. Christmas, the Chairman and Chief Executive Officer of the Corporation, subject to the approval of the independent members of the Board of Directors. The Compensation Committee applies the same philosophy in determining the compensation of Mr. Christmas as the other executive officers; that is, to deliver a total compensation program that is at the median of the industry peer group discussed above.

     Base Salary. In determining Mr. Christmas' base salary for 2004, the Compensation Committee considered the following key factors (i) Mr. Christmas' individual performance and contributions to the continuing success of the Corporation and (ii) the salaries of other Chief Executive Officers in the comparison group of other industry peer companies. During 2004, the Committee increased Mr. Christmas' base salary by 3% to $384,293. Mr. Christmas' salary is near the median of the comparison group of other industry peer companies.

     Annual Performance Incentive Award. Mr. Christmas' annual performance incentive award is determined upon the successful attainment of specific performance objectives established in advance by the Compensation Committee. In 2004, specific annual performance objectives were based on production levels, finding and development costs, reserve replacement and the attainment of certain strategic objectives such as acquisitions, expanding the Corporation's acreage and prospect inventory, debt reduction per Mcfe, refinancing the Corporation's senior subordinated notes and enhancing overall financial flexibility. For performance in 2004, Mr. Christmas earned a bonus just above target of $219,900 based on the overall achievement of the performance objectives.

     In 2005, the annual performance objectives for Mr. Christmas will be similar to those goals for the Corporation, which include production levels, finding and development costs, reserve replacement and various strategic objectives.

     Long-Term Equity-Based Incentives. Under the Corporation's long-term equity incentive program, the Compensation Committee and the Board of Directors approved a grant comprised of both stock options and restricted stock. In 2004, Mr. Christmas' award was determined by the Compensation Committee in consultation with its independent consultant and was comprised of stock options exercisable into 60,000 shares of Common Stock and 30,000 shares of restricted stock awards.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

     It is the Corporation's practice to provide severance payments to executive officers in the event of a change of control and termination of an executive officer's employment. The Corporation has provided employment agreements or change of control agreements to its executive officers as described on pages 20 to 23 of this proxy statement.

SECTION 409A OF THE INTERNAL REVENUE CODE

     The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code ("Section 409A") which provides certain provisions related to non-qualified deferred compensation and payments on separation from service to key employees. The Compensation Committee has reviewed the impact of Section 409A as it relates to the Corporation's executive officer compensation programs and existing employment agreements and change of control agreements. It is the Corporation's intention to comply with Section 409A.

     This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE MEMBERS

Joel D. Siegel, Chairman
Robert G. Raynolds
Christopher A. Viggiano

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                             EXECUTIVE COMPENSATION

     The following table summarizes the total compensation awarded to, earned by or paid during the last three fiscal years to the chief executive officer of the Corporation and the other four most highly compensated executive officers of the Corporation for fiscal 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                                                AWARDS
                                                        ANNUAL                         -------------------------
                                                     COMPENSATION                      RESTRICTED    SECURITIES
                                                  -------------------   OTHER ANNUAL     STOCK       UNDERLYING     ALL OTHER
                                                  SALARY      BONUS     COMPENSATION     AWARDS     OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR     ($)      ($)(1)         (2)          ($)(3)        (#)(4)          ($)
---------------------------                ----   -------   ---------   ------------   ----------   ------------   ------------
James W. Christmas.......................  2004   384,293    219,900        --           282,600       60,000         46,747(6)
  Chairman and Chief                       2003   369,788    425,000        --            99,600      125,000         36,059(6)
  Executive Officer                        2002   356,730    151,940        --           110,000      125,000         34,078(6)

William N. Hahne.........................  2004   300,478    156,200        --           155,400       40,000         24,473(7)
  President and Chief                      2003   290,548    310,000        --            74,700      100,000         21,323(7)
  Operating Officer                        2002   280,288    108,530        --            82,500      100,000         20,423(7)

Harry Lee Stout..........................  2004   210,400     65,600        --            75,360       18,000         18,320(8)
  Senior Vice President,                   2003   203,447    100,000        --            67,230       60,000         15,170(8)
  Marketing and Risk Management            2002   196,047      5,600        --            55,000       60,000         14,170(8)

Joseph T. Leary(5).......................  2004   175,000     65,600        --            56,520       12,000          9,389(9)
  Vice President and Chief                 2003    88,846     70,000        --            26,940       12,000          2,400(9)
  Financial Officer

Frederick Dwyer..........................  2004   140,000     60,000        --            37,680        8,000         12,838(10)
  Vice President, Controller               2003   133,773     55,000        --            37,350       12,500          8,873(10)
  and Secretary                            2002   128,907     24,990        --            20,625       10,000          8,661(10)


---------------

 (1) Includes bonuses earned in the reported fiscal year and paid in the following fiscal year.

 (2) No named executive officer received perquisites or other personal benefits, securities or property in an aggregate amount in excess of the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for him in the two preceding columns.

 (3) The amounts set forth above are based on the closing price of the Common Stock on the date of grant (February 9, 2004 ($9.42), May 27, 2003 ($4.49), February 8, 2003 ($2.49), and March 14, 2002 ($2.75)). The restricted stock awards vest three years after the date of grant, except that the February 8, 2003 grants of restricted stock were subject to accelerated vesting if certain performance criteria were met. The performance criteria were met and those grants vested on February 8, 2005. The number of shares of outstanding restricted stock of the Corporation held by the named executive officers as of December 31, 2004 and the corresponding value based on the closing price of $14.78 per share of Common Stock on that date are set forth below:

                                                                 NUMBER OF SHARES OF      VALUE AS OF
         NAMED EXECUTIVE OFFICER                                  RESTRICTED STOCK     DECEMBER 31, 2004
         -----------------------                                 -------------------   -----------------
         James W. Christmas....................................        110,000            $1,625,800
         William N. Hahne......................................         80,000            $1,182,400
         Harry Lee Stout.......................................         55,000            $  812,900
         Joseph T. Leary.......................................         12,000            $  117,360
         Frederick Dwyer.......................................         26,500            $  391,670

     In the event of a change in control of the Corporation, as defined in the executive officers' employment or change in control agreements, as applicable, any outstanding shares of restricted stock awarded to the executive officers would vest immediately. Dividends are payable to grantees of outstanding restricted stock to the extent, if any, that dividends are paid on the Common Stock.

 (4) Represents the number of shares of Common Stock underlying stock options granted during the applicable year under the KCS Energy, Inc. 2001 Employee and Directors Stock Plan.

 (5) Mr. Leary joined the Corporation on May 27, 2003 and, therefore, the compensation amounts for 2003 reflect amounts paid from such date to December 31, 2003.

 (6) Amounts include (i) $6,150 in 2004 and $6,000 in each of 2003 and 2002 representing amounts contributed by the Corporation as 50% matching contributions for up to the first 6% of compensation, as defined in the KCS Energy, Inc. Savings and Investment Plan (the "Savings Plan"), contributed by such officer to the Savings Plan, (ii) $9,000 in 2004, $6,000 in 2003 and $5,100 in 2002 representing the pro rata share of the Corporation's discretionary profit sharing contribution for each fiscal year made on behalf of such officer to the Savings Plan, (iii) $4,135 in each of 2004, 2003 and 2002 representing supplemental life insurance premiums paid by the Corporation, (iv) $17,869 in 2004, $19,924 in 2003 and $18,843 in 2002
     related to Mr. Christmas' use of a corporate apartment in Houston, Texas and (v) $9,593 in 2004 representing certain travel costs reimbursed by the Corporation to Mr. Christmas for travel between Houston, Texas and the New York City area. Since the Corporation relocated its headquarters to Houston, Texas, Mr. Christmas has continued to reside in the New York City area. The above travel costs represent the amounts by which the costs incurred by the Corporation for these items exceed the costs the Corporation believes it would have incurred for required business travel by Mr. Christmas to the New York City area in his capacity as Chief Executive Officer of the Corporation if Mr. Christmas resided in Houston, Texas. The total costs for such travel were $21,213 in 2004, $19,057 in 2003 and $11,877 in 2002.

 (7) Amounts include (i) $6,150 in 2004 and $6,000 in each of 2003 and 2002 representing amounts contributed by the Corporation as 50% matching contributions for up to the first 6% of compensation, as defined in the Savings Plan, contributed by such officer to the Savings Plan, (ii) $9,000 in 2004, $6,000 in 2003 and $5,100 in 2002 representing the pro rata share of the Corporation's discretionary profit sharing contribution for each fiscal year made on behalf of such officer to the Savings Plan, (iii) 1,715 in each of 2004, 2003 and 2002 representing supplemental life insurance premiums paid by the Corporation and (iv) $7,608 in each of 2004, 2003 and 2002 representing supplemental disability insurance premiums paid by the Corporation.

 (8) Amounts include (i) $6,150 in 2004, $6,000 in 2003 and $5,900 in 2002
     representing amounts contributed by the Corporation as 50% matching contributions for up to the first 6% of compensation, as defined in the Savings Plan, contributed by such officer to the Savings Plan, (ii) $9,000 in 2004, $6,000 in 2003 and $5,100 in 2002 representing the pro rata share of the Corporation's discretionary profit sharing contribution for each fiscal year made on behalf of such officer to the Savings Plan and (iii) 3,170 in each of 2004, 2003 and 2002 representing supplemental life insurance premiums paid by the Corporation.

 (9) Amounts include (i) $5,391 in 2004 and $2,400 in 2003 representing amounts contributed by the Corporation as 50% matching contributions for up to the first 6% of compensation, as defined in the Savings Plan, contributed by such officer to the Savings Plan and (ii) $3,998 in 2004 representing the pro rata share of the Corporation's discretionary profit sharing contribution made on behalf of such officer to the Savings Plan.

(10) Amounts include (i) $5,672 in 2004, $4,778 in 2003 and $3,854 in 2002
     representing amounts contributed by the Corporation as 50% matching contributions for up to the first 6% of compensation, as defined in the Savings Plan, contributed by such officer to the Savings Plan and (ii) $7,166 in 2004, $4,095 in 2003 and $4,807 in 2002 representing the pro rata share of the Corporation's discretionary profit sharing contribution made on behalf of such officer to the Savings Plan.

     The following table sets forth information about stock option grants made during 2004 to each of the executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                       INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE VALUE
                                  -----------------------------------------------------------     AT ASSUMED ANNUAL RATES
                                     NUMBER OF       PERCENT OF TOTAL                                 OF STOCK PRICE
                                     SECURITIES        OPTIONS/SARS     EXERCISE                  APPRECIATION FOR OPTION
                                     UNDERLYING         GRANTED TO      OR BASE                           TERM(3)
                                    OPTIONS/SARS       EMPLOYEES IN      PRICE     EXPIRATION   ---------------------------
NAME                              GRANTED(#)(1)(2)     FISCAL YEAR      ($/SH.)       DATE         5%($)          10%($)
----                              ----------------   ----------------   --------   ----------   ------------   ------------
James W. Christmas..............       30,000              17%           $10.43     1/2/2014      $196,781       $498,682
                                       30,000              17%           $13.30     7/1/2014      $250,929       $635,903
William N. Hahne................       20,000              11%           $10.43     1/2/2014      $131,187       $332,455
                                       20,000              11%           $13.30     7/1/2014      $167,286       $423,935
Harry Lee Stout.................        9,000               5%           $10.43     1/2/2014      $ 59,034       $149,605
                                        9,000               5%           $13.30     7/1/2014      $ 75,279       $190,771
Joseph T. Leary.................        6,000               3%           $10.43     1/2/2014      $ 39,356       $ 99,736
                                        6,000               3%           $13.30     7/1/2014      $ 50,186       $127,181
Frederick Dwyer.................        4,000               2%           $10.43     1/2/2014      $ 26,237       $ 66,491
                                        4,000               2%           $13.30     7/1/2014      $ 33,457       $ 84,787

---------------

(1) All options were granted under the KCS Energy, Inc. 2001 Employee and Directors Stock Plan.

(2) Options were granted on January 2, 2004 and July 1, 2004. All options were granted with an exercise price equal to the closing price of the Common Stock on the date of grant and vest at the rate of one-third each year commencing on the first anniversary of the grant date. The Compensation Committee retains discretion, subject to plan limitations, to modify the terms of the options. In the event of a change in control of the Corporation, as defined in the executive officers' employment or change in control agreements, as applicable, the options will immediately become fully vested and exercisable.

(3) In accordance with SEC rules, these columns show gains that could accrue for the respective options, assuming that the market price of the Corporation's Common Stock appreciates from the date of grant over a period of ten years at an annualized rate of 5% and 10%, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executive officers from these options will be zero.

     The following table sets forth information concerning the exercise of stock options during 2004 and the value of unexercised stock options as of December 31, 2004 for each executive officer named in the Summary Compensation Table above.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                      OPTIONS/SARS AT              OPTIONS/ SARS AT
                                   SHARES                          DECEMBER 31, 2004(#)         DECEMBER 31, 2004($)(2)
                                 ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                             EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------------   -----------   -------------   -----------   -------------
James W. Christmas.............    253,000       2,368,181        219,108        185,001      $2,298,557     $1,615,745
William N. Hahne...............    105,333       1,125,452        225,187        140,000      $2,094,669     $1,269,267
Harry Lee Stout................         --              --        172,340         78,000      $1,642,025     $  744,070
Joseph T. Leary................         --              --          4,000         25,100      $   41,160     $  126,000
Frederick Dwyer................         --              --         46,421         19,668      $  463,335     $  157,395

---------------

(1) These amounts represent the aggregate market value of the underlying securities at the date of exercise minus the aggregate exercise price of the option.

(2) These amounts represent the difference between the last reported per share sales price of the Common Stock on the New York Stock Exchange on December 31, 2004 ($14.78) and the exercise price of in-the-money options multiplied by the number of underlying securities.

              EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL AGREEMENTS
                            AND RETENTION AGREEMENTS

EMPLOYMENT AGREEMENTS

     Messrs. Christmas, Hahne and Stout are parties to employment agreements with the Corporation. The following is a summary of the material terms of such agreements and does not purport to be complete.

     The employment agreements for Messrs. Christmas and Hahne have terms of three years that, unless earlier terminated as provided therein, automatically renew each December 31 until the next December 31 (e.g., on December 31, 2005 the expiration date will be automatically extended until December 31, 2008). The employment agreement for Mr. Stout has a term expiring December 31, 2005 and, unless earlier terminated as provided therein, is renewed automatically each year thereafter for a one-year period unless notice of non-renewal is provided by either party at least one year prior to the then scheduled expiration date.

     The Corporation is entitled to terminate the employment of each executive at any time either for cause (as defined in the employment agreements) or without cause. The executives are entitled to terminate their employment at any time either for good reason (as defined in the employment agreements) or other than for good reason, provided that if the executives do terminate their employment for these reasons, the Corporation is entitled to accelerate the date of the executives' termination of employment to any date prior to the date set forth in the executives' notice of termination. Either the Corporation or the executives are entitled to terminate the executives' employment at any time due to the executives' permanent disability. The executives' employment will automatically terminate upon death.

     The agreements provide for annual base salaries that are subject to annual review for appropriate increases at the discretion of the Board of Directors. For 2005, Messrs. Christmas, Hahne and Stout will receive annual base salaries of $400,000, $312,000 and $216,000, respectively. The employment agreements also provide that the executives are eligible for an annual cash bonus award in accordance with the Corporation's annual incentive bonus program depending upon the performance of the Corporation and the executives each year measured against the Corporation's business plan and the goals for the executives for such year as determined by the Board of Directors or the Compensation Committee. The amount of the annual cash bonus is equal to a percentage of the executives' base salary for the applicable year, which percentage is based on the performance levels for the applicable year. Currently, the performance levels and percentage of base salary for the executives are as follows:

                          MR. CHRISTMAS' PERCENTAGE   MR. HAHNE'S PERCENTAGE   MR. STOUT'S PERCENTAGE
PERFORMANCE LEVEL              OF 2005 SALARY             OF 2005 SALARY           OF 2005 SALARY
-----------------         -------------------------   ----------------------   ----------------------
Threshold...............            27.5%                       25%                     15%
Target..................            55.0%                       50%                     30%
Maximum.................           110.0%                      100%                     60%

     The bonus percentages are prorated between performance levels and the bonus percentages for performance levels are subject to the annual review and modification by the Board of Directors or the Compensation Committee consistent with the Corporation's compensation philosophy and market compensation.

     Under the employment agreements, the executives are also entitled to continuation of executive life and disability insurance coverage with premiums paid by the Corporation under the existing life and disability insurance policies to the extent available to the Corporation for costs comparable to those in effect at the time of the agreements. The executives are also eligible to participate in any medical, health, insurance, 401(k), stock option and similar plans and benefits of the Corporation and will be reimbursed for all reasonable costs and expenses incurred in the performance of their duties subject to and in accordance with the expense reimbursement policies of the Corporation in effect from time to time.

     If the executives' employment is terminated by the Corporation for cause or by the executives for other than for good reason, then the Corporation must pay the executives any earned but unpaid salary and any accrued but unpaid vacation pay as of the termination date (as defined in the employment agreements) and the executives will not be entitled to any other compensation from the Corporation. If the executives' employment is terminated because of death or permanent disability, all stock options and restricted stock vest immediately and the Corporation must pay the executives any accrued but unpaid salary and any accrued but unpaid vacation pay as of the termination date and a pro rata amount of the executives' targeted bonus for the year in which the executives die or become permanently disabled and the executives will not be entitled to any further compensation from the Corporation, except that in the case of a disability, the executives are entitled to such benefits, if any, payable by the Corporation to its employees under any disability benefit plan then in effect.

     If the Corporation terminates the executives other than for cause, death or permanent disability or the executives terminate their employment for good reason, at any time other than within three years (two years for Mr. Stout) after a change in control (as defined in the employment agreements, which is substantially similar to the definition set forth below with respect to the Change in Control Agreements, including that a change in control must occur on or before August 31, 2006), then the Corporation must pay to the executives: (i) an amount equal to two times the executives' annual base salary (one times base salary for Mr. Stout) in effect as of the termination date; plus (ii) an amount equal to two times the amount of any cash bonus paid to the executives for the year preceding the year in which the termination date occurs (this component is not payable to Mr. Stout); plus (iii) the amount of any accrued but unpaid salary as of the termination date; plus (iv) a pro rata amount of the executives' targeted bonus for the year in which the termination date occurs; plus (v) the amount of any accrued but unpaid vacation pay through the termination date. If the Corporation terminates the executives' employment other than for cause, death or permanent disability or the executives terminate their employment for good reason, at any time within three years (two years for Mr. Stout) after a change in control, then the Corporation must pay to the executives: (i) an amount equal to three times (two times for Mr. Stout) the greater of (A) the executives' annual base salary in effect as of the termination date or (B) the executives' annual base salary in effect immediately preceding the change in control; plus (ii) an amount equal to three times (two times for Mr. Stout) the greater of (A) the amount of any cash bonus payable to the executives for the year in which the termination date occurs (provided that if the executives' bonus for such year has not been determined as of the termination date, then the amount of the bonus shall be determined as if the executives earned 100% of the targeted bonus for such year) or (B) the amount of any cash bonus paid to the executives for the year immediately preceding the year in which the change in control occurs; plus (iii) the amount of any earned but unpaid salary as of the termination date; plus (iv) a pro rata amount of the executives' targeted bonus for the year in which the termination date occurs; plus (v) the amount of any accrued but unpaid vacation pay through the termination date.

     If the Corporation terminates the executives' employment at any time other than for cause, death or permanent disability or the executives terminate their employment at any time for good reason, then: (i) any stock options or restricted stock granted to the executives by the Corporation as of the termination date will immediately vest and remain exercisable until the later of
(a) one year from the termination date or (b) the date on which such options may be exercised pursuant to the employee stock option plan under which they were granted; and (ii) the Corporation will continue to maintain and pay the premiums for the executives' medical and life insurance with coverage that is substantially similar to the coverage in effect as of the termination date until the earlier of (a) in the case such termination occurs at any time other than within three years (two years for Mr. Stout) after a change in control, the second anniversary (the first anniversary for Mr. Stout) after the termination date, or in the case such termination occurs within three years (two years for Mr. Stout) after a change in control, the third anniversary (the second anniversary for Mr. Stout) of the termination date or (b) the date the executive becomes employed by another employer and is entitled to substantially similar benefits under such employer's benefit plan. If continued coverage is not permitted under the Corporation's insurance plans, then the Corporation will (x) provide the executives with substantially similar insurance through another insurance carrier or (y) reimburse the executives for the full cost of obtaining such insurance.

     In the event that it is necessary that any payment by the Corporation to or for the benefit of an executive pursuant to the three preceding paragraphs would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor statute, then the executives will be entitled to receive an additional payment in an amount equal to such excise tax without a gross-up for additional taxes related to such additional payment. The employment agreements set forth the procedures for determining the amount of the excise tax and other related matters. The provisions of the employment agreements regarding excise taxes survive the expiration of the agreements themselves.

     The employment agreements also provide that the executives are not required to seek other employment or otherwise mitigate damages in order to be entitled to the full amount of any payment and benefits to which the executives are entitled under their respective agreements. The amount of any payments and benefits under the agreements will not be reduced by any compensation or benefits received by the executives from other employment other than with respect to the insurance benefits received upon termination other than for cause, death, permanent disability or good reason as discussed above. The employment agreements also contain certain confidentiality and non-solicitation provisions applicable to each of the executive officers.

CHANGE IN CONTROL AGREEMENTS

     Each of Messrs. Leary and Dwyer is a party to a change in control agreement with the Corporation (the "Change in Control Agreements"). The following is a summary of the material terms of the Change in Control Agreements and does not purport to be complete.

     Pursuant to the terms of each Change in Control Agreement, if a change in control (as defined below) occurs on or before August 1, 2006 and within two years following the change in control, the executives' employment is terminated for any reason other than for cause (as defined in the Change in Control Agreements), death or permanent disability or by the executive for good reason (as defined in the Change in Control Agreements), the executive is entitled, among other things, to: (i) an amount equal to one times the greater of (a) the executive's annual base salary in effect as of the termination date (as defined in the Change in Control Agreements) or (b) the executive's annual base salary in effect immediately preceding the change in control; plus (ii) an amount equal to one times the greater of (a) the amount of any cash bonus payable to the executive for the year in which the termination date falls (provided that if the executive's bonus for such year has not been determined as of the termination date, then the amount of the bonus shall be determined as if the executive earned 100% of the targeted bonus for such year) or (b) the amount of any cash bonus paid to the executive for the year immediately preceding the year in which the change in control occurs; plus (iii) the amount of any earned but unpaid salary as of the termination date; plus (iv) a pro rata amount of the executive's targeted bonus for the year in which the termination date falls; plus (v) the amount of any accrued but unpaid vacation pay through the termination date.

     Upon a change in control, each executive will also be entitled to immediate vesting of any stock options or shares of restricted stock outstanding as of the termination date and any stock options will remain exercisable until the later of (a) one year from the termination date or (b) the date on which such options may be exercised pursuant the employee stock option plan under which they were issued. The Corporation will continue, upon a change in control, to maintain and pay the premiums for the executive's medical and life insurance with coverage that is substantially similar to the coverage in effect as of the termination date until the earlier of (x) the first anniversary of the termination date or
(y) the date the executive becomes employed by another employer and is entitled to substantially similar benefits under such employer's benefit plan. If continued coverage is not permitted under the Corporation's insurance plans, then the Corporation will provide the executive with substantially similar insurance through another insurance carrier or reimburse the executive for the full cost of obtaining such insurance.

     Any severance payments received under the Change in Control Agreements will preclude the executive from eligibility to receive a severance payment under the Corporation's then-existing standard severance pay policy. The executives are not required to seek other employment or otherwise mitigate damages in order to be entitled to the change in control payments and benefits to which the executives are entitled under the Change in Control Agreements and the payments and benefits payable under the agreements will not be reduced by any compensation or benefits received by the executive from other employment other than with respect to the insurance benefits discussed above. The payments to which Mr. Dwyer is entitled under paragraphs (i), (ii) and (iv) above will be reduced by the amount of the $30,000 retention bonus discussed below.

     For purposes of the Change in Control Agreements, the term "change in control" means the first to occur of any of the following events: (i) any "person" (as the term is used in section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an executive benefit plan of the Corporation or any of its subsidiaries, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities; (ii) individuals who are members of the Board of Directors on the date of the Change in Control Agreements (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date of the Change in Control Agreements in replacement for a director who has died or become disabled and whose election was approved by a vote of at least a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the nominating committee serving under an Incumbent Board shall be considered a member of the Incumbent Board; (iii) a merger or consolidation of the Corporation with any other corporation or other business entity, other than a merger or consolidation which would result in the combined voting power of the Corporation's securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or (iv) a sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

RETENTION AGREEMENT

     Mr. Dwyer was a party to a retention agreement whereby he was entitled to a cash payment of $30,000 if he remained employed by the Corporation through February 8, 2005 or if his employment was terminated before February 8, 2005 by the Corporation for any reason other than cause. Mr. Dwyer was not entitled to this payment if he received a severance payment pursuant to his Change in Control Agreement. As Mr. Dwyer was employed by the Corporation on February 8, 2005 and had not received a severance payment pursuant to his Change in Control Agreement, he received a cash payment of $30,000 pursuant to the retention agreement in February 2005. After the payment, the retention agreement is no longer in effect.

                           COMPENSATION OF DIRECTORS

     In 2004, non-employee directors were paid an annual retainer of $35,000 (paid one-half in cash and one-half in Common Stock). An additional annual retainer of $20,000 was paid to the lead outside director (paid one-half in cash and one-half in Common Stock), and an additional retainer of $5,000 was paid to each chairman of the Nominating and Corporate Governance, Audit and Compensation Committees. The portion of the retainers paid in Common Stock was granted pursuant to the KCS Energy, Inc. 2001 Employee and Directors Stock Plan (the "2001 Plan"). The number of shares granted to non-employee directors representing one-half of the annual retainer was determined by dividing one-half of the annual retainer by $12.41 (the closing price of one share of Common Stock on the date of grant, May 27, 2004). In 2004, each non-employee director, except the lead outside director, received 1,410 shares of Common Stock as part of their annual retainer. The lead outside director received 2,215 shares of Common Stock as part of his annual retainer.

     The 2001 Plan also provides that each non-employee director be granted stock options for 1,000 shares annually. In 2004, each non-employee director received options for 1,000 shares with an exercise price of $12.41, the closing sales price on the date of grant, May 27, 2004. These options vested immediately and expire ten years after the date of grant.

     In 2004, non-employee directors were also paid $1,500 for each meeting of the Board of Directors attended in person ($500 if participation was via telephone) and $1,500 for each committee meeting attended in person ($500 if participation was via telephone). The Corporation also reimburses directors, including directors who are executive officers of the Corporation, for expenses they incur in attending board and committee meetings.

     There was no compensation, not covered above or discussed below, paid or distributed in 2004 to any of the non-employee directors. As discussed in "Certain Relationships and Related Transactions" included elsewhere in this proxy statement, during 2004 the Corporation paid certain legal fees to a law firm of which Mr. Siegel is a member and the president.

     In accordance with the Corporation's Corporate Governance Guidelines, director compensation is set by the full Board of Directors based upon a recommendation of the Compensation Committee. In 2005, the Board of Directors will review director compensation and will take into consideration information available regarding practices in comparable companies and the time required for directors to fulfill their responsibilities as members of the Board of Directors and its committees in setting compensation.

                               PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of the Corporation's Common Stock during the period of five fiscal years commencing December 31, 1999 and ending on December 31, 2004, with the cumulative total stockholder return of the NYSE Market Value Index and the Dow Jones U.S. Oil Companies, Secondary Index. The comparison assumes that $100 was invested on December 31, 1999 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                    (GRAPH)

-------------------------------------------------------------------------------------------------------------
                                       12/31/99    12/29/00    12/31/01    12/31/02    12/31/03     12/31/04
-------------------------------------------------------------------------------------------------------------
 KCS Energy Inc.                       $100.00     $500.06     $384.00     $210.46     $1,298.46    $1,819.08
-------------------------------------------------------------------------------------------------------------
 DJ U.S. Oil Companies                 $100.00     $128.62     $124.41     $129.07     $ 238.89     $  338.91
-------------------------------------------------------------------------------------------------------------
 NYSE Market Index                     $100.00     $102.38     $ 93.26     $ 76.18     $  98.69     $  111.45
-------------------------------------------------------------------------------------------------------------

     The Corporation's stock performance may not continue into the future with the same or similar trends depicted in the performance graph above. The Corporation will not make or endorse any predictions as to future stock performance.

     The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, independent registered public accounting firm, audited the Corporation's consolidated financial statements for the year ended December 31, 2004. The Audit Committee appointed Ernst & Young LLP, independent registered public accounting firm, to audit the Corporation's financial statements for the year ending December 31, 2005.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES PAID TO ERNST & YOUNG

     Ernst & Young LLP has billed the Corporation and its subsidiaries the aggregate fees set forth in the table below for services provided during fiscal years 2004 and 2003.

                                                                2004       2003
                                                              --------   --------
Audit Fees..................................................  $893,100   $418,900
Audit-Related Fees..........................................        --      2,000
Tax Fees....................................................        --         --
All Other Fees..............................................        --         --
                                                              --------   --------
  Total.....................................................  $893,100   $420,900
                                                              ========   ========

     Audit Fees. The 2004 audit fees represent the aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Corporation's annual financial statements, the audit of the Corporation's internal control over financial reporting, additional procedures in order to comply with Public Company Accounting Oversight Board Standard (United States) No. 3, and other services rendered in connection with SEC filings, including comfort letters and reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for the year ended December 31, 2004.

     The 2003 audit fees represent the aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Corporation's annual financial statements and other services rendered in connection with SEC filings, including comfort letters and reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for the year ended December 31, 2003.

     Audit-Related Fees. These represent consulting fees rendered in 2003 regarding the new rules for the accounting of special purpose entities.

     All of the aforementioned fees were pre-approved by either the Audit Committee or the Chairman of the Audit Committee acting on behalf of the Audit Committee. The Audit Committee concluded that the provision of the aforementioned services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Audit Committee has adopted policies and procedures whereby it pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services include audit services, audit-related services and other permissible services. Under these procedures, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services to be provided. Prior to engagement, the Audit Committee pre-approves the services to be provided by the independent registered public accounting firm within each service category. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.

     The Audit Committee may delegate pre-approval authority to its Chairman who must report any pre-approval decisions to the Audit Committee at the next scheduled meeting.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors ("Audit Committee") oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Corporation's management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting.

     As described more fully in its charter attached to this proxy statement as Appendix A, the Audit Committee is responsible for, among other things, monitoring (i) the integrity of the Corporation's consolidated financial statements, (ii) the Corporation's internal control over financial reporting,
(iii) compliance by the Corporation with legal and regulatory requirements, (iv) the performance of the Corporation's internal audit function and (v) the independence, qualifications and performance of the Corporation's independent auditor. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to issue opinions on the Corporation's financial statements and internal control over financial reporting or to perform other audit, review or attest services for the Corporation and the preparation of this Report of the Audit Committee. The Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent registered public accounting firm's work. The Board of Directors has determined that all members of the Audit Committee are independent as defined by NYSE Listing Standards and Rule 10A-3(b)(ii) of the Securities Exchange Act of 1934, and are financially literate as such qualifications are interpreted by the Board of Directors in its business judgment.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Corporation's audited consolidated financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Corporation, including the matters contained in the written disclosures and the letter from the firm required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

     The Audit Committee also reviewed management's report on its assessment of the effectiveness of the Corporation's internal control over financial reporting and the independent registered public accounting firm's attestation report on management's assessment and the effectiveness of the Corporation's internal control over financial reporting.

     In March 2005, the Board of Directors approved and adopted a revised Audit Committee Charter, which sets forth the qualifications of Audit Committee members and the responsibilities of the committee. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee met seven times during 2004.

     The Audit Committee discussed with the Corporation's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Corporation's internal control, including internal control over financial reporting; and the overall quality of the Corporation's financial reporting.

     In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit Committee's role and responsibilities referred to above and in the revised Audit Committee Charter, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements and management's assessment of the effectiveness of the Corporation's internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended December 31, 2004 filed by the Corporation with the Securities and Exchange Commission.

     In addition, the Audit Committee approved the appointment of Ernst & Young LLP to conduct the audit of the Corporation's consolidated financial statements for the year ending December 31, 2005.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE MEMBERS

Christopher A. Viggiano, Chairman
G. Stanton Geary
Robert G. Raynolds

         PROPOSAL 2: APPROVAL OF 2005 EMPLOYEE AND DIRECTORS STOCK PLAN

     The Corporation is requesting that the stockholders vote in favor of approving the KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "2005 Plan"), which was approved by the Board of Directors of the Corporation on March 4, 2005, subject to stockholder approval. The Board of Directors and the Compensation Committee hired independent compensation consultants and employee benefit attorneys to help design the 2005 Plan. The 2005 Plan is intended to replace the 2001 Plan. If the 2005 Plan is approved by the stockholders, no additional options or other awards will be granted under the 2001 Plan and the 2005 Plan will become the sole plan for providing stock-based incentive compensation to eligible employees and non-employee directors of the Corporation.

     The Compensation Committee and the Board of Directors believe that it would be in the Corporation's and its stockholders best interest for the stockholders to approve the 2005 Plan in order to provide incentives to employees and non-employee directors to contribute to the Corporation's continued success, to provide employees and non-employee directors with a proprietary ownership interest in the Corporation, to maintain competitive compensation levels, to attract and retain competent and talented employees and non-employee directors, and to provide incentives to employees and non-employee directors for continued service.

     The following is a summary of the material terms of the 2005 Plan and does not purport to be complete. The following summary is qualified in its entirety by reference to the 2005 Plan, a copy of which is attached as Appendix B to this proxy statement.

BACKGROUND

     The Compensation Committee's compensation strategy has been to pay competitive base salaries and annual performance incentives and to use performance-based equity compensation as a significant component of employees' total compensation. The use of stock options and restricted stock grants has been an integral part of this strategy. In addition, the Compensation Committee has chosen to utilize other equity compensation plans, which includes the use of Common Stock in the Corporation's Savings and Investment Plan and Employee Stock Purchase Plan, to compensate employees rather than implementing defined benefit plans or supplemental compensation or retirement plans that are not aligned with stockholders' interests.

     The Compensation Committee and the Board of Directors believe this strategy has been a critical element in the significant value created for the Corporation's stockholders and the Corporation's exceptional performance as reflected in the consistently improving stock price and steady underlying growth. The closing price of the Common Stock on April 20, 2005 was $14.25. This represents an approximate 37% increase in the closing price of the Common Stock since January 2, 2004 and follows an approximate 517% increase in the price of the Common Stock in 2003.

     The Corporation's future growth strategy involves attracting and retaining the best and most qualified employees in the energy industry and continuing to motivate employees to exceptional achievements with a performance-based incentive program. Since the beginning of 2003, the number of employees has increased 15% primarily as a result of the growth in the Corporation's oil and gas properties. At the same time, the competition for qualified technical employees has increased dramatically in the oil and gas industry.

     Because of the Corporation's extensive focus on equity incentive compensation as a means to recruit and retain highly qualified employees, the exceptional performance of the Common Stock, and the growing number of eligible employees, the 2001 Plan currently has only 746,811 shares remaining available for awards. Since January 1, 2004, the Compensation Committee granted 257,280 options and 316,539 shares of restricted stock and 7,855 shares of retainer stock under the 2001 Plan. Of that amount, 192,150 options and 127,700 shares of restricted stock were granted to the named executive officers in the Summary Compensation Table. If the 2005 Plan is approved by stockholders, no further grants will be made under the 2001 Plan. However, the 1,708,779 shares underlying awards granted and outstanding under the 2001 Plan as of March 31, 2005 will remain outstanding and will be governed by the terms of the 2001 Plan. If, prior to the termination of the 2005 Plan, an outstanding award under the 2001 Plan expires, is forfeited or terminates for any reason without having been fully exercised, the shares subject to such expired, forfeited or terminated rights will be available for issuance under the 2005 Plan. If it is approved, the 2005 Plan will be the only plan available for future grants of options and other equity-based awards.

     Under the 2005 Plan, the Corporation will be able to grant stock options, stock appreciation rights ("SARs"), restricted stock, bonus stock and retainer stock as a means to encourage participants to focus on and contribute to increasing value for the stockholders. In the recent past, the Corporation has primarily used stock options and restricted stock as its primary equity compensation vehicles. Without stock options and restricted stock, the Corporation would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee and non-employee director talent critical to the future success of the Corporation. These cash replacement alternatives would then reduce the cash available for investment in exploration and development. The Corporation intends to continue to use stock options and restricted stock as its primary means of providing equity compensation to its employees and stock options and retainer stock for non-employee directors. Although the 2005 Plan does provide the flexibility to use additional forms of equity compensation, the Corporation expects to use them on a limited basis.

     The Corporation strongly believes that its stock option programs and emphasis on employee stock ownership have been integral to its success in the past and will be important to its ability to achieve consistently superior performance in the years ahead. The Corporation believes that consistently superior performance is achieved through the ability to attract, retain and motivate the employee and non-employee director talent critical to long-term performance and stockholder returns. Therefore, the Corporation considers approval of the 2005 Plan vital to its future success.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE KCS ENERGY, INC. 2005 EMPLOYEE AND DIRECTORS STOCK PLAN.

PURPOSE OF 2005 PLAN

     The purpose of the 2005 Plan is to promote the long-term success of the Corporation and its subsidiaries by providing financial incentives to those key employees and non-employee directors of the Corporation who are in a position to make significant contributions toward such success. The 2005 Plan is designed to
(i) attract individuals of outstanding ability to employment with the Corporation and its subsidiaries, (ii) encourage key employees and non-employee directors to acquire a proprietary interest in the Corporation and thereby align their interests more closely with the interests of the stockholders of the Corporation, (iii) provide incentives for key employees to continue employment with the Corporation and its subsidiaries, (iv) encourage and reward superior performance by key employees and (v) assist the Corporation in securing and retaining highly qualified persons to serve as non-employee directors, in which position they may contribute to the long-term growth and profitability of the Corporation, by affording such persons an opportunity to acquire shares of the Corporation's Common Stock. The 2005 Plan will allow the Corporation, under the direction of the Compensation Committee of the Board of Directors to make broad-based grants of stock options, SARs, restricted stock and bonus stock to employees (including directors that are employees of the Corporation) and stock options (but not incentive stock options) and retainer stock to non-employee directors through March 31, 2015. The purpose of these stock awards is to attract and retain talented employees, further align employee and stockholder interests, continue to closely link employee compensation with company performance, and maintain a culture based on employee stock ownership. If approved, the proposed 2005 Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that the Corporation places on motivating and rewarding superior results with long-term, performance-based incentives.

KEY TERMS

     The following is a summary of the key provisions of the 2005 Plan.

Plan Term:                   March 31, 2005 to March 31, 2015.

Eligible Participants:       All employees of the Corporation and its
                             subsidiaries and non-employee directors of the Corporation. The Compensation Committee will determine which employees and non-employee directors will participate in the 2005 Plan based on current and potential contributions to the success of the Corporation.

Shares Authorized:           5,708,779 shares of the Corporation's Common Stock,
                             subject to adjustment only to reflect any recapitalization, reclassification, spin-off, combination, stock dividend, stock split or reverse split and similar events, but reduced by 1,708,779 shares of the Corporation's Common Stock, representing the total number of shares underlying options and awards granted and outstanding on March
                             31, 2005 under the terms of the 2001 Plan. If, prior to the termination of the 2005 Plan, an outstanding award under the 2001 Plan shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated rights shall again be available for purposes of the 2005
                             Plan.

Award Limitations:           Subject to the provisions of the 2005 Plan relating
                             to adjustments upon changes in shares of Common
                             Stock, no employee shall be eligible to be granted stock options, including incentive stock options, or SARs covering more than 1,000,000 shares of the Corporation's Common Stock during any calendar year.

Shares Authorized as a
Percent of Outstanding
Common Stock:                As of March 31, 2005, the total number of shares
                             authorized under the 2005 Plan represented 11.47% of the Corporation's outstanding shares of Common
                             Stock on such date.

Award Types:                 (1) Stock options, including incentive stock
                             options;

                             (2) SARs;

                             (3) Restricted stock;

                             (4) Bonus stock; and

                             (5) Retainer stock.

Award Terms:                 Generally ten years, subject to the discretion of
                             the Compensation Committee.

Payment for Awards:          None for the grant of the award. Participants will
                             be responsible for the payment of the exercise price of any stock option and amounts necessary to satisfy all federal, state and other governmental tax withholding requirements related to an award.

ADMINISTRATION

     The Compensation Committee, which is made up entirely of independent directors, will administer the 2005 Plan. The Board of Directors has the right to revest the administration of the 2005 Plan in itself. The Compensation Committee will select the employees of the Corporation who receive awards, determine the type of award to be granted (including whether an option grant will be an incentive stock option), and determine the number of shares covered by such award, and, subject to the terms and limitations expressly set forth in the 2005 Plan, establish the terms, conditions and other provisions of the grants, including, without limitation, the exercise price and medium of payment, vesting provisions and to specify the provisions of any agreement relating to such grant. The Compensation Committee may exercise discretion to construe and interpret the 2005 Plan and apply its provisions and establish, amend and rescind any rules and regulations relating to the administration of the 2005 Plan. The Compensation Committee may delegate administration of the 2005 Plan to a committee or committees of one or more independent directors and make all other determinations necessary or advisable in order to administer the 2005 Plan. All decisions of the Compensation Committee upon questions of administration or interpretation of the 2005 Plan or any grant or award under the 2005 Plan will be conclusive and binding on the Corporation and its participants.

ELIGIBILITY

     Only employees of the Corporation and its subsidiaries, and non-employee directors of the Corporation, are eligible to receive awards under the 2005 Plan. As of March 31, 2005, there were approximately 138 employees and four non-employee directors (five after the election of Mr. Merriman on April 5, 2005) who would be eligible to participate in the 2005 Plan. The Compensation Committee will determine which employees will participate in the 2005 Plan, based on such participant's current and potential contribution to the success of the Corporation. Directors who are appointed or nominated pursuant to the terms of a debt instrument, preferred stock, underwriting agreement or other contract entered into by the Corporation will not be eligible to participate in the 2005 Plan.

TYPES OF AWARDS

     The 2005 Plan allows the Compensation Committee to grant stock options, including incentive stock options, retainer stock, SARs, restricted stock or bonus stock. Subject to plan limits, the Compensation Committee has the discretionary authority to determine the size of an award. Stock options may not be granted on or after the tenth anniversary of the effective date of the 2005 Plan. Employees of the Corporation and its subsidiaries are eligible to receive stock options (including incentive stock options), SARs, restricted stock and bonus stock, while non-employee directors are only entitled to receive stock options (but not incentive stock options) or retainer stock under the 2005 Plan.

     Stock Options. The Compensation Committee may grant nonqualified stock options and incentive stock options. Stock options designated by the Compensation Committee as an "incentive stock option" are intended to qualify as such under Section 422(b) of the Code. Incentive stock options may not be granted to an individual who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or its subsidiaries, as defined in Section 424(f) of the Code) unless the option price is equal to at least 110% of the market price on the grant date and the option is not exercisable after five years from the grant date. To the extent that the aggregate fair market value (determined at the time of grant) of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year under all plans of the Corporation and its subsidiaries exceeds $100,000, the options or portion of such options that exceed such limit (according to the order in which they were granted) will be treated as supplemental stock options.

     Except for stock options granted pursuant to an assumption or substitution for another stock option in a manner satisfying the corporate reorganization provisions of Section 424(a) of the Code, the exercise price of stock options granted under the 2005 Plan may not be less than the fair market value, as defined in the 2005 Plan, of the Common Stock on the date of grant. As of April 20, 2005, the closing sales price per share of the Corporation's Common Stock as reported on the NYSE was $14.25 per share. The option term may not be longer than ten years from the grant date. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable, including the establishment of required performance goals, if any, and whether such stock option will provide for an acceleration of vesting and exercisability in the event of a change in control of the Corporation or in the event of the participant's retirement. Stock options will be exercisable during the participant's lifetime only by the participant or his or her guardian or legal representative, provided that such exercise complies with the requirements for exemption from Section 16(b) of the Exchange Act and, with respect to an incentive stock option, the requirements of Section 422(b)(5) of the Code.

     Each option award must include a provision whereby the option will satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code in the event any stock option under the 2005 Plan is granted with an exercise price less than fair market value of the Common Stock subject to the stock option on the grant date or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code.

     The exercise price for stock options may be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check at the time the option is exercised, (ii) in the discretion of the Compensation Committee, upon such terms as the Compensation Committee shall approve, (a) by delivery to the Corporation of other Common Stock with a fair market value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired or by means of attestation whereby the participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a fair market value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock, (b) during any period for which the Common Stock is public traded, by cashless exercise and (c) in any other form of legal consideration that may be acceptable to the Compensation Committee, including without limitation with a full-recourse promissory note. Any shares purchased with a full-recourse promissory note will be pledged as security for payment of the principal amount of the promissory note and interest thereon. Directors and executive officers of the Corporation will be prohibited from utilizing the aforementioned cashless exercise option, promissory note exercise option or any other transaction that may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Corporation or a subsidiary in violation of Section 402(k) of the Sarbanes-Oxley Act.

     Stock options may be granted alone or in certain circumstances discussed below under "-- Restricted Stock," in tandem with SARs. The exercise or lapse of any number of tandem SARs will cause a corresponding reduction in the number of shares of Common Stock then available for purchase by exercise of the related stock option.

     Restricted Stock. The Compensation Committee shall establish the vesting period for each award of restricted stock, which may be different for each award and which shall not be less than three years or more than five years unless the award is accompanied by performance standards. In the event that the award is accompanied by performance standards, the vesting period shall not be less than one year or more than five years. Unless otherwise determined by the Compensation Committee, restricted stock will be forfeited and all rights of the participant to such stock will terminate without further obligation on the part of the Corporation unless the participant has remained a regular full-time employee of the Corporation, its subsidiaries or any combination thereof until the expiration or termination of the applicable vesting period and the satisfaction of any other conditions prescribed by the Compensation Committee. All restrictions on restricted stock shall lapse or terminate upon the death, permanent disability or retirement of the participant.

     During the restricted period, the participant will generally have the rights and privileges of a stockholder as to an award of restricted stock, including the right to vote such shares, but will not be entitled to delivery of the certificate representing such shares until the expiration or termination of the applicable vesting period and the satisfaction of any other conditions prescribed by the Compensation Committee and may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares. At the discretion of the Compensation Committee, cash and stock dividends, if any, with respect to the restricted stock may either be currently paid or withheld by the Corporation for the participant's account and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Compensation Committee. Any cash or stock dividends so withheld by the Compensation Committee are not subject to forfeiture.

     Retainer Stock. During the term of the 2005 Plan, a percentage of the annual fee payable to non-employee directors for service on the Board of Directors which is fixed from time to time by the Board of Directors may be payable in Common Stock in lieu of cash. The number of shares of Common Stock to be issued as retainer stock will be equal to (i) the percentage of the retainer determined by the Board of Directors for the relevant year divided by (ii) the fair market value per share of the Common Stock on the date of grant.

     Stock Appreciation Rights. The Compensation Committee may grant a SAR either as a stand alone right or, if such right does not provide for the deferral of compensation within the meaning of Section 409A of the Code, in tandem with all or any part of the shares of Common Stock that may be purchased by the exercise of a stock option. A SAR may only be granted if the right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies certain other requirements set forth in the 2005 Plan. Unless otherwise consented to by the Compensation Committee, SARs may only be exercised during the period beginning on the third business day following the date on which the Corporation files its quarterly or annual financial statements with the SEC and ending on the 12th business day following such filing date. Upon the exercise of a SAR, the Corporation shall pay the amount, if any, by which the fair market value of a share of Common Stock on the date of exercise exceeds the SAR exercise price. A SAR is not exercisable if the fair market value of a share of Common Stock on the grant date exceeds the fair market value of such share of Common Stock on the date of exercise. Payment with respect to the exercise of a SAR shall be made in shares of Common Stock, valued at fair market value on the date of exercise. SARs granted in relation to a stock option shall be exercisable only to the extent the stock option is exercisable and the exercise or lapse of a stock option shall cause an equivalent reduction in the number of tandem SARs.

     In the event that a SAR is granted under the 2005 Plan with a SAR exercise price less than the fair market value of the Common Stock underlying the award on the date the SAR is granted, provides that it is settled in cash, or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, then the SAR may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise will be limited to fixing the measurement of the amount, if any, by which the fair market value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the "SAR Amount"). However, once the SAR is exercised, the SAR Amount may only be paid on the fixed time or payment schedule in the governing written instrument, but not later than ten years from the award date or grant date; provided, however, that if the written instrument does not specify a fixed time or schedule, the time will be the date that is the fifth anniversary of the award date or grant date.

     Bonus Stock. Prior to or during any period beginning on January 1 of any year in which the 2005 Plan is in effect (the "Award Determination Date") and ending on the day prior to the third anniversary thereof (the "Bonus Period"), the Compensation Committee has the power to designate the employees of the Corporation or its subsidiaries eligible to receive a stock bonus in the form of shares of Common Stock. The number of shares of bonus stock that the participant is entitled to receive for a Bonus Period will equal: (i) a portion (as determined by the Compensation Committee) of the designee's annual base salary on the Award Determination Date for the Bonus Period (exclusive of any bonuses, cash or non-cash consideration paid under benefit plans, perquisites or other non-salary compensation), divided by (ii) the fair market value of the Common

Stock on the Award Determination Date for the Bonus Period. A designee will be entitled to receipt of the bonus stock for a Bonus Period only if: (x) the designee remains a regular, full-time employee of the Corporation or its subsidiaries through such award date; and (y) the designee's employer attains the financial goals established by the Compensation Committee for that entity during such Bonus Period and the designee meets any performance goals established by the Compensation Committee. In the event that a designee's employment during the Bonus Period is transferred among the Corporation and its subsidiaries, the Compensation Committee may make adjustments to the amount of the bonus stock and/or set new or different performance standards for the designee's new employer, upon written notification to the designee. The Compensation Committee shall determine whether a designee has satisfied any applicable performance goals. The shares of bonus stock shall be held and shall be subject to the restrictions imposed upon shares of restricted stock granted under the 2005 Plan as discussed above. Upon the expiration or termination of the restricted period related to the bonus stock and the satisfaction of any other conditions prescribed by the Compensation Committee or upon the death, or total and permanent disability or retirement of the designee after an award of bonus stock, the restrictions applicable to the bonus stock will lapse.

NON-EMPLOYEE DIRECTOR AWARDS

     Each year during the term of the 2005 Plan, each non-employee director may be granted a stock option (but not an incentive stock option) at the close of business on the date of the annual meeting of stockholders.

COMPLIANCE WITH SECTION 409A OF THE CODE

     Notwithstanding any other provisions of the 2005 Plan or the terms of any award agreement, in the event that a grant or award under the 2005 Plan is granted with an exercise price less than the fair market value of the Common Stock subject to the grant or award on the grant date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than fair market value, or such grant is materially modified and deemed a new grant at a time when the fair market value exceeds the exercise price) or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code (a "409A Award"), then the following additional conditions shall apply to such grant or award and shall supersede any contrary provision of the 2005 Plan:

          (1) A 409A Award shall not be exercisable or distributable until the earlier of:

             (a) A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award (not to be later than ten years from the award or grant date) or, if the written grant instrument does not specify a fixed time or schedule, the date that is the fifth anniversary of the award or grant date;

             (b) Separation of service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, that if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and the Corporation's stock is publicly traded on an established securities market or otherwise, exercise or distribution may not be made before the date which is six months after the date of separation of service;

             (c) The date of death of the 409A Award recipient;

             (d) The date the 409A Award recipient becomes disabled (as defined in the 2005 Plan);

             (e) The occurrence of an unforeseeable emergency (as defined in the 2005 Plan), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's other assets (to the extent such liquidation would not itself cause severe financial hardship); or

             (f) The occurrence of a change in control event (as defined in the 2005 Plan), including the Corporation's discretionary exercise of the right to accelerate vesting of such grant upon a change in control event or to terminate the 2005 Plan or any 409A Award within 12 months of the change in control event.

          (2) The term of a 409A Award shall expire and such award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Corporation's taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient's taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of ten years from the date of the 409A Award was granted or (ii) the term specified in the 409A Award agreement.

          (3) A 409A Award may not be accelerated or exercised prior to the times noted above in paragraph (1), except (a) to an individual other than the participant as may be necessary to comply with the terms of a domestic relations order, (b) to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code) or (c) upon a change in control event or to terminate the 2005 Plan or any 409A Award within 12 months of the change in control event and cancel the 409A Award for compensation.

PERFORMANCE-BASED AWARDS

     Certain options, shares of restricted stock and bonus stock may be granted to an employee based on the achievement of certain performance goals. The performance goals may relate to the performance of a division or business unit or the performance of the Corporation as a whole or individual performance. The Compensation Committee will use objectively determinable performance goals based on such business criteria as: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Common Stock, market share and other Corporation performance factors, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee may, in its discretion, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of performance goals for a performance period in order to prevent the dilution or enlargement of the rights of participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions.

TRANSFERABILITY

     Unless otherwise determined by the Compensation Committee, awards granted under the 2005 Plan are generally not transferable except by will or the laws of descent and distribution or to a designated beneficiary in the event of a participant's death.

TERM OF THE 2005 PLAN

     The 2005 Plan is effective as of March 31, 2005 (the "Effective Date") and will remain in effect until the earlier of (i) March 31, 2015, but no later than the day before the tenth anniversary of the Effective Date (ii) termination of the 2005 Plan by the Board of Directors or (iii) such time as no Common Stock remains available for issuance under the 2005 Plan and the Corporation has no further rights or obligations under the 2005 Plan with respect to awards granted or paid under the 2005 Plan. Awards will not be granted under the 2005 Plan after the term has expired, but awards previously granted may extend beyond that date. The 2005 Plan will terminate and all previously granted awards will lapse on the date, if any, that the Corporation dissolves or is liquidated.

     The adoption of the 2005 Plan by the Board of Directors is subject to the approval of the stockholders. If such approval is not obtained within 12 months after the adoption of the 2005 Plan by the Board of Directors, any grants, awards or sales of Common Stock that have already occurred will be rescinded, and no additional grants, awards or sales will be made under the 2005 Plan.

AMENDMENTS

     The Board of Directors may at any time amend or terminate the 2005 Plan, provided that no action may be taken by the Board (except those described in "Adjustments") without stockholder approval to the extent stockholder approval is required by applicable law or NYSE listing requirements. Rights under any award granted before amendment of the 2005 Plan will not be impaired by any amendment unless the Corporation requests the consent of the participant and the participant consents in writing. The Board of Directors may amend the 2005 Plan in any respect it deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the related regulations relating to incentive stock options or to the nonqualified deferred compensation provisions of Section 409 of the Code and/or to bring the 2005 Plan and/or awards granted thereunder into compliance therewith. Further, the Board may amend, alter, suspend, discontinue or terminate any grant or award granted under the 2005 Plan and any related agreement, but such amendment, alteration, suspension, discontinuation or termination may not impair the rights of the subject participant(s) without such affected participants consent. A cancellation of an award where the participant receives a payment equal in value to the fair market value of the vested award or, in the case of vested stock options, the difference between the fair market value and the exercise price, shall not be deemed an impairment of the participant's rights that requires consent. The Board may, in its sole discretion, submit any other amendment to the 2005 Plan for shareholder approval, including, but not limited to, amendments to the 2005 Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. The Board of Directors is also prohibited from making any amendment, alteration, suspension, discontinuation or termination of the 2005 Plan or any agreement thereunder or take other action is such action would cause a participant's transactions under the 2005 Plan not to be exempt under Rule 16b-3 of the Exchange Act.

DEATH, DISABILITY, RETIREMENT AND OTHER TERMINATIONS OF EMPLOYMENT OR SERVICE

     Unless otherwise provided in an option agreement or in an employment agreement approved by the Compensation Committee, in the event that a participant's continuous service (as defined in the 2005 Plan) terminates other than upon death, total and permanent disability or for cause, the participant may exercise his or her options to the extent so entitled at the date of termination within such period of time ending on the earlier of (i) the date three months following the termination of the participant's continuous service or (b) the expiration of the term of the option as set forth in the option agreement. Failure to exercise the option within such period shall cause the option to terminate. Outstanding options that are not exercisable at the time the participant's continuous service terminates for any reason other than cause (including upon the participant's death or total and permanent disability) will be forfeited and expire at the close of business on the date of such termination.

     Unless otherwise provided in an option agreement, in the event a participant's continuous service terminates as a result of the participant's death or if the participant dies within three months following the date of termination of continuous service, then the option may be exercised to the extent so entitled as of the date of death by the participant's estate, by a person who acquired the right to exercise the option by bequest or inheritance or by a person designated to exercise the option upon the participant's death. Such option must be exercised within the period ending on the earlier of (i) the date 12 months following the date of death or (ii) the expiration of the term of such option as set forth in the option agreement. If, after death, the option is not exercised within such time period, the option will terminate.

     Unless otherwise provided in an option agreement, in the event that a participant's continuous service terminates as a result of the participant's disability (as defined in the 2005 Plan), the participant may exercise his or her option to the extent so entitled as of the date of termination, but only within such period of time ending on the earlier of (i) the date 12 months following such termination or
(ii) the expiration of the term of the option as set forth in the option agreement. If, after termination of continuous service, the participant does not exercise his or her option with such time period, the option will terminate.

     Unless otherwise provided in an option agreement, in the event that a participant's continuous service terminates as a result of the participant's termination by the company for cause, all outstanding options granted to such participant will expire as of the commencement of business on the date of such termination of continuous service.

     The Administrator in its discretion may provide for an acceleration of vesting and exercisability in the terms of any option agreement in the event of a participant's retirement. With respect to restricted stock and bonus stock all restrictions shall lapse or terminate upon retirement of the participant.

     If, after termination of continuous service, the participant does not exercise his or her option within the time specified in the option agreement, the option will terminate. Outstanding options that are not exercisable at the time a participant's continuous service terminates for any reason other than cause (including upon the participant's death or total and permanent disability) will be forfeited and expire at the close of business on the date of such termination. An option agreement may also provide that if the exercise of the option following the termination of the participant's continuous service (other than upon the participant's death or total or permanent disability) would be prohibited at any time solely because the exercise of the option or issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other securities law requirement, then the option will terminate on the earlier of (i) the expiration of the expiration period or (ii) the expiration of a period after termination of the participant's continuous service that is three months after the end of the period during which the exercise of the option would be in violation of such registration or other securities law requirements.

ADJUSTMENTS

     In the event of any recapitalization, reclassification, spinoff, combination, exchange, cash or other dividend, repurchase, stock split or reverse split or consolidation of the Corporation's Common Stock or any similar event affecting the Corporation's Common Stock, the Compensation Committee shall adjust the number and class of shares available for issuance under the 2005 Plan, and subject to the various limitations set forth in the 2005 Plan, the number and class of shares subject to outstanding awards under the 2005 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 2005 Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees or non-employee directors. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

     Incentive Stock Options. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date that the option was granted or within the one-year period beginning on the date that the option was exercised (collectively, the "holding period"). In such event, the Corporation would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in the income of the optionee will not exceed the amount realized over the adjusted basis of the shares.

     Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Corporation may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

     Nonqualified Stock Options and SARs. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those under the 2005 Plan (whether or not including a SAR), and the Corporation is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a SAR, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a nonqualified stock option or a SAR, and subject to the application of Section 162(m) of the Code as discussed below, the Corporation may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

     Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option or a SAR, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a nonqualified stock option or a SAR are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Corporation's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if the exercise and any subsequent disposition could result in liability under Section 16(b).

     Restricted Stock and Bonus Stock Awards. The recipient of a restricted stock or bonus stock award will not realize taxable income at the time of grant and the Corporation will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, the Corporation will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock or bonus stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Corporation. Notwithstanding the foregoing, the holder of a restricted stock or bonus stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock or bonus stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (i) subject to Section 162(m) of the Code, the Corporation will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Corporation, and (iii) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the restricted stock or bonus stock award and is irrevocable.

     Retainer Stock Awards. In general, a participant who receives a retainer stock award will be taxed on the fair market value of the shares of Common Stock on the date the shares are issued to the individual plus cash received for any fractional shares. The Corporation will be entitled to a deduction for a corresponding amount.

     Additional Tax Consequences. Section 162(m) of the Code places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance-based" compensation under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, options granted with an exercise price at least equal to the fair market value of the Common Stock on the date of grant will qualify as performance-based compensation. Other awards may or may not so qualify, depending on their terms.

     In addition, some awards may be covered by Section 409A of the Code. In such event, the Corporation normally would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant.

     Notwithstanding the foregoing, the 2005 Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the 2005 Plan.

NEW PLAN BENEFITS

     Awards under the 2005 Plan generally will be granted in the discretion of the Compensation Committee. Therefore, the type, number, recipients and other terms of such awards cannot be determined at this time.

     Under the 2001 Plan, non-employee directors received automatic annual grants of stock options and received a portion of their annual retainer in the form of retainer stock. The 2005 Plan merely provides that the Compensation Committee may continue to grant options and shares in such a manner, but they are not required to do so. It is expected that the Compensation Committee will recommend the award of annual stock options and the payment of a portion of the annual retainer in the form of retainer stock to non-employee directors, but no determination has been made at this time as to the number or type of awards that will be granted.

     The Compensation Committee has made no determinations as to which officers or other employees of the Corporation or its subsidiaries will receive awards under the 2005 Plan. It is expected that, if the 2005 Plan is approved by stockholders, awards will be made to officers or other employees of the Corporation under the 2005 Plan in connection with the Corporation's annual performance review and compensation cycle.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to shares of Common Stock that may be issued upon the exercise of outstanding options, warrants and rights under all of the Corporation's existing equity compensation plans as of December 31, 2004.

                                               NUMBER OF
                                            SECURITIES TO BE      WEIGHTED-AVERAGE          NUMBER OF SECURITIES
                                              ISSUED UPON         EXERCISE PRICE OF        REMAINING AVAILABLE FOR
                                              EXERCISE OF            OUTSTANDING            FUTURE ISSUANCE UNDER
                                              OUTSTANDING             OPTIONS,               EQUITY COMPENSATION
                                           OPTIONS, WARRANTS        WARRANTS AND              PLANS (EXCLUDING
                                               AND RIGHTS              RIGHTS              SECURITIES REFLECTED IN
PLAN CATEGORY                                     (a)                    (b)                   COLUMN (a)) (c)
-------------                             --------------------   -------------------   -------------------------------
Equity compensation plans approved by
  security holders......................              --                   --                            --
Equity compensation plans not approved
  by security holders...................       1,479,807(1)             $5.17                     2,388,992(2)
                                               ---------                -----                     ---------
  Total.................................       1,479,807(1)             $5.17                     2,388,992(2)
                                               =========                =====                     =========

---------------

     (1) Represents options granted under the 2001 Plan. Excludes warrants to purchase 200,000 shares of Common Stock whose exercise price was $4.00 per share that were granted in February 2001 to the placement agent for shares of the Corporation's Series A convertible preferred stock. The warrants were exercised in full in March 2005 and therefore are no longer outstanding.

     (2) Includes 977,606 shares authorized for issuance pursuant to the 2001 Plan, 754,070 shares authorized for issuance pursuant to the Corporation's employee stock purchase program and 657,316 shares authorized for issuance in connection with the Corporation's savings and investment (401(k)) plan.

     2001 Plan. The 2001 Plan was adopted as part of the Corporation's plan of reorganization, or the Plan, under Chapter 11 of Title 11 of the United States Bankruptcy Code. The Plan was approved by the Corporation's stockholders and creditors. However, the Corporation's stockholders did not consider and vote on the 2001 Plan independently of their consideration of the Plan. The 2001 Plan provides that stock options, SARs, restricted stock and bonus stock may be granted to the Corporation's employees. The 2001 Plan provides that each non-employee director will be granted stock options for 1,000 shares of Common Stock on an annual basis. The 2001 Plan also provides that in lieu of cash, each non-employee director may be issued shares of Common Stock with a fair market value equal to 50% of the non-employee directors' annual retainer. The 2001 Plan provides that the option price of shares issued under the plan shall be equal to the market price on the date of grant. Options granted to directors as part of their annual compensation vest immediately. All other options vest ratably on the anniversary of the date of grant over a period of time, typically three years. All options expire ten years after the date of grant. The 2001 Plan provides for the issuance of up to 4,362,868 shares of Common Stock. As of December 31, 2004, grants of 586,279 restricted shares were outstanding under the 2001 Plan. Restricted shares awarded under the 2001 Plan have a restriction of three years. During the restriction period, ownership of the shares cannot be transferred and the shares are subject to forfeiture if employment terminates before the end of the restricted period. Certain restricted stock awards provide for the restriction period to accelerate to one year if certain performance criteria are met.

     Other Plans. Shortly after the Corporation's formation in May 1988, the Corporation adopted, among other benefit programs, an employee stock purchase plan and a savings and investment plan. The stockholders of the Corporation's former parent company did not specifically vote to approve these plans, but they did approve a plan authorizing the Corporation's spin-off and formation that included provisions stating the intent to adopt benefit plans similar to those of the former parent.

     Employee Stock Purchase Plan. Under the employee stock purchase plan, eligible employees and directors may purchase full shares from the Corporation at a price per share equal to 90% of the market value determined by the closing price on the date of purchase. The minimum purchase is 25 shares. The maximum annual purchase amount for the Corporation's employees is the number of shares costing no more than 10% of the eligible employee's annual base salary. The maximum annual purchase amount for the Corporation's directors is 6,000 shares.

     Savings and Investment Plan. Under the savings and investment plan, which is qualified under Section 401(k) of the Code, eligible employees may contribute a portion of their compensation, as defined in the plan, to the savings and investment plan, subject to certain Internal Revenue Service limitations. The Corporation may provide matching contributions, currently set by the Board of Directors at 50% of the employee's contribution (up to 6% of the employee's compensation, subject to certain regulatory limitations). The savings and investment plan also contains a profit-sharing component whereby the Board of Directors may declare annual discretionary profit-sharing contributions. Profit-sharing contributions are allocated to eligible employees based upon their pro rata share of total eligible compensation and may be made in cash or in shares of Common Stock. Contributions to the savings and investment plan are invested at the direction of the employee in one or more funds or can be directed to purchase Common Stock of the Corporation at market value. The Corporation's matching contributions and discretionary profit-sharing contributions vest over a four-year employment period. Once the four-year employment period has been satisfied, all of the Corporation's matching contributions and discretionary profit-sharing contributions immediately vest.

STOCKHOLDER APPROVAL

     Should stockholder approval not be obtained, then the 2005 Plan will immediately terminate and no grants or awards will be made under the 2005 Plan. The 2001 Plan will, however, continue to remain in effect, and grants and awards contemplated by the 2001 Plan may continue to be made pursuant to the provisions of the 2001 Plan until the available reserve of Common Stock has been issued under the 2001 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE KCS ENERGY, INC. 2005 EMPLOYEE AND DIRECTORS STOCK PLAN.

                                 ANNUAL REPORT

     Included with this proxy statement is the Annual Report of the Corporation for 2004. Stockholders are referred to this report for financial and other information about the activities of the Corporation. The Annual Report is not incorporated by reference into this proxy statement and does not constitute a part of the proxy soliciting material.

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SEC, INCLUDING ANY FINANCIAL STATEMENTS BUT WITHOUT EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO THE SECRETARY, KCS ENERGY, INC., 5555 SAN FELIPE ROAD, SUITE 1200, HOUSTON, TEXAS 77056.

                             STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with Rule 14a-8 of the Exchange Act. Should a stockholder intend to present a proposal at the 2006 Annual Meeting of Stockholders, it must be received by the Secretary of the Corporation at 5555 San Felipe Road, Suite 1200, Houston Texas 77056, by not later than December 26, 2005 in order to be eligible for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Such proposals must meet all of the requirements of the SEC (including the requirements of Rule 14a-8) to be eligible for inclusion in the Corporation's 2006 proxy materials. Merely submitting a stockholder proposal does not guarantee that it will be included in the proxy statement.

     Proposals submitted outside of the processes required by Rule 14a-8 will be considered untimely if the Corporation is not provided notice of the proposal by March 11, 2006. If timely notice is not given, SEC rules permit management of the Corporation to vote proxies in their discretion if the Corporation: (1) receives notice of the proposal before the close of business on March 11, 2006 and advises stockholders in the 2006 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on March 11, 2006.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, "Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. The Reporting Persons are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Corporation's review of the copies of such forms that it has received and, where applicable, any written representation by any of them that no Form 5 was required, the Corporation believes that with respect to the year ended December 31, 2004, all the Reporting Persons complied with the applicable filing requirements, except as follows: Mr. Raynolds reported two late transactions, one regarding becoming a co-trustee of, and receiving a remainder interest in, certain family trusts that hold Common Stock and one regarding the grant of director retainer stock and stock options. Each of Messrs. Bowles, Geary, Siegel and Viggiano reported one late transaction regarding the grant of director retainer stock and stock options. None of the transactions that were reported late involved the sale of stock.

                                 OTHER BUSINESS

     Management does not intend to present and does not have any reason to believe that others will present at the Annual Meeting any item of business other than those set forth herein. However, if other matters are properly presented for a vote, the proxies will be voted upon such matters at the discretion and in accordance with the judgment of the persons acting as the Corporation's named proxies.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ FREDERICK DWYER
                                          Frederick Dwyer
                                          Vice President, Controller and
                                          Secretary

Houston, Texas
April 25, 2005

                                   APPENDIX A
                                KCS ENERGY, INC.

                            AUDIT COMMITTEE CHARTER

1.   ORGANIZATION

     The Audit Committee (the "Committee") of KCS Energy, Inc. (the "Company") shall consist of three or more directors as determined by the Board of Directors of the Company (the "Board"), each of whom shall be free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgment as a member of the Committee. Each member of the Committee shall meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission ("SEC"). Each member of the Committee must be financially literate, as interpreted by the Board in its business judgment. One member of the Committee must have accounting or related financial management expertise, as interpreted by the Board in its business judgment. One or more members shall be designated as an audit committee financial expert by the Board, as such term is defined by the SEC.

     A Committee member shall not serve on more than three audit committees of publicly-traded companies unless the Board determines that such simultaneous service does not impair the ability of that director to serve on the Committee. The Board shall disclose any such determination in the Company's annual proxy statement.

     The members of the Committee shall be nominated by the Nominating and Corporate Governance Committee and elected by the Board at the annual organizational meeting of the Board for a one-year term and may be re-elected for successive terms. Each member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. One member of the Committee will be elected by the Board as Chairman and will be responsible for the scheduling of regular and special meetings and the functioning of the Committee. The Board may, pursuant to the By-laws of the Company, remove a member of the Committee at any time, with or without cause, provided that the Board must, at all times, assure that the Committee will have a Chairman and sufficient members to satisfy the requirements set forth above relating to the number and qualifications of Committee members.

     The Committee shall meet at least quarterly or more frequently as circumstances dictate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. A majority of the members, but not less than two, will constitute a quorum. The Committee may take action by the unanimous written consent of the members in the absence of a meeting. The Committee will cause to be kept adequate minutes of all its proceedings. The Chairman of the Committee shall report on any Committee meeting held at the next regularly scheduled Board meeting following the Committee meeting.

2.   STATEMENT OF PURPOSE AND AUTHORITY

     The Committee shall assist the Board in fulfilling its oversight responsibilities to stockholders with respect to:

     - the integrity of the financial statements of the Company;

     - compliance by the Company with legal and regulatory requirements;

     - the independence, qualifications and performance of the Company's independent auditor; and

     - the performance of the Company's internal audit function.

     The Committee shall prepare an audit committee report as required to be included in the Company's annual proxy statement under the rules and regulations of the SEC.

     The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee. If the appointment of the independent auditor is submitted for any ratification by stockholders, the Committee shall be responsible for making the recommendation of the independent auditor.

     The Committee shall have the sole authority to retain special legal, accounting or other consultants to advise the Committee and to approve the fees and other retention terms of these consultants.

     The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts and advisors for this purpose or to otherwise carry out its duties.

     The Company shall provide for appropriate funding, as determined by the Committee, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (2) compensation to any advisers employed by the Committee as discussed above, and
(3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.   RESPONSIBILITIES AND PROCEDURES

     In fulfilling its responsibilities to the Board and stockholders, the Committee will have certain responsibilities and follow certain procedures, as described below. The timing and extent of specific steps to be taken within each such procedure is fully within the discretion of the Committee. Other responsibilities and procedures of the Committee may be required from time to time by applicable law, the rules of the New York Stock Exchange, the SEC, the Company's By-laws or the Board.

     In fulfilling its responsibilities, the Committee shall:

     - engage the independent auditor to audit the financial statements of the Company, which firm is ultimately accountable to the Committee;

     - review and approve in advance all audit, audit-related, tax and other services and permissible non-audit services and the fees and other compensation to be paid to the independent auditor for such services. The Committee delegates to the Chairman the authority to approve in advance all audit, audit-related, tax and other services and permissible non-audit services to be provided by the independent auditor if presented to the full Committee at the next regularly scheduled meeting;

     - obtain, review and discuss at least annually a written report from the independent auditor detailing (1) any and all relationships between the independent auditor and the Company that bear on the independence of the independent auditor, (2) the internal quality-control procedures of the independent auditor, and (3) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

     - review with the independent auditor and financial managers of the Company the scope of the proposed audit for the current year;

     - obtain assurance from the independent auditor that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated;

     - meet to review and discuss with management and the independent auditor the Company's annual audited financial statements and quarterly financial statements, including reviewing the specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included or incorporated by reference in the Company's annual and quarterly reports;

     - review significant financial reporting issues and judgments highlighted by management and the independent auditor. Inquire whether the independent auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review any major issues identified by the independent auditor regarding accounting and auditing principles and estimates, or any changes therein;

     - review the effects of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company;

     - review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

     - Review with management, and discuss with the independent auditor: (a) the annual report of management affirming management's responsibility for establishing and maintaining internal control over financial reporting and assessing the effectiveness of the internal control structure over financial reporting and (b) the independent auditors' report on, and attestation of, management's report when those reports are required by Securities and Exchange Commission rules;

     - discuss and review the Company's earnings press releases, including the type and presentation of information to be included therein, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee may address this information generally and is not required to address in advance each earnings release or instance when guidance is provided;

     - following completion of the annual audit, review with management and the independent auditor any significant problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or on access to requested information and any significant disagreements with management, and management's response. This review should also include discussion of the responsibilities, budget and staffing of the Company's internal audit function;

     - review any significant disagreements identified by management or the independent auditor in connection with the preparation of the financial statements;

     - review with the independent auditor and with financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of internal controls. Particular emphasis should be given to the adequacy of the internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Review any special audit steps adopted in light of material control deficiencies;

     - meet separately, periodically, with the internal auditors (or other personnel responsible for the internal audit function) and with the independent auditor without members of management present. Among the items to be discussed in this meeting are the independent auditors' evaluation of the competency of the Company's financial and accounting personnel, and the level of cooperation that the independent auditor received during the course of the audit;

     - meet separately, periodically, with management to discuss any matters that management or the Committee believes should be discussed privately with the Committee;

     - evaluate the qualifications, performance and independence of the independent auditor and, if so determined by the Committee, terminate the engagement of the independent auditor. This evaluation shall include the review and evaluation of the lead partner of the independent auditor. In making this evaluation, the Committee shall take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function);

     - determine that rotation requirements for lead audit partners of the independent auditor have been satisfied and consider whether there should be regular rotation of the audit firm itself in order to assure continuing auditor independence;

     - set clear hiring policies for employees or former employees of the independent auditor;

     - review a summary of the programs and policies of the Company designed to monitor compliance with applicable laws and regulations;

     - establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters;

     - establish procedures for reporting violations of the Company's Code of Conduct, Code of Business Conduct and Ethics for Directors, Officers and Employees and the Code of Ethics for Senior Financial Officers and monitoring accountability for such Codes;

     - review a summary of the procedures established by the Company that monitor the compliance by the Company with its credit agreement and indenture covenants and restrictions;

     - discuss guidelines and policies with respect to risk assessment and risk management. Inquire of the Company's chief financial officer, the internal auditor, and the independent auditor about significant financial risks or exposures and assess the steps management has taken to monitor, minimize and control such risk or exposures to the Company;

     - oversee and review the Company's internal audit function;

     - discuss any exceptions identified by the independent auditor resulting from its review of the Company's quarterly reports on Form 10-Q;

     - review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers and directors, or transactions that are not a normal part of the Company's business;

     - review with the Chief Financial Officer and the Controller and the independent auditor at least annually the Company's critical accounting policies;

     - review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval;

     - conduct an annual performance evaluation of its performance;

     - report periodically to the full Board regarding its actions and recommendations and review with the full Board any issues regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the qualifications, performance and independence of the independent auditors or the performance of the internal audit function; and

     - prepare the report required to be included in the Company's annual proxy statement under the rules of the SEC.

     Although the Committee has certain responsibilities and powers, as set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to assure compliance with laws and regulations or the Company's internal codes and policies. The Committee shall be entitled to rely on management and the independent auditor in fulfilling its oversight and other responsibilities under this charter.

                                                                      APPENDIX B

                            (KCS ENERGY, INC. LOGO)

                                KCS ENERGY, INC.

                     2005 EMPLOYEE AND DIRECTORS STOCK PLAN

SECTION 1  PURPOSE AND SCOPE OF THE PLAN.

     1.1 Purpose. The purpose of the Plan is to promote the long-term success of the Company and the Subsidiaries by providing financial incentives to those key Employees and Non-Employee Directors who are in a position to make significant contributions toward such success. The Plan is designed (i) to attract individuals of outstanding ability to employment with the Company and the Subsidiaries, (ii) to encourage key Employees and Non-Employee Directors to acquire a proprietary interest in the Company and thereby align their interests more closely with the interests of the stockholders of the Company, (iii) to provide incentives for key Employees to continue employment with the Company and the Subsidiaries, (iv) to encourage and reward superior performance by key Employees, and (v) to assist the Company in securing and retaining highly qualified persons to serve as Non-Employee Directors, in which position they may contribute to the long-term growth and profitability of the Company, by affording such persons an opportunity to acquire Common Stock.

     1.2 Definitions. Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

          1.2.1 "Administrator" means the Board or the Committee appointed by the Board in accordance with Section 1.4 hereof.

          1.2.2 "Award Date" means, for any Bonus Period, the later to occur of
     (i) March 15 following the end of that Bonus Period or (ii) the date on which the Auditors render their opinion on the financial statements of the Company for the Company's third fiscal year in that Bonus Period.

          1.2.3 "Award Determination Date" means January 1 of any year while this Plan is in effect.

          1.2.4 "Award Distribution Date" means for any Bonus Period, March 15 following the fourth anniversary of the Award Determination Date for that Bonus Period.

          1.2.5 "Auditors" means the independent certified public accountants engaged to audit the financial statements of the Company as of the Award Date.

          1.2.6 "Board" means the Board of Directors of the Company as constituted from time to time.

          1.2.7 "Bonus Stock" means Common Stock awarded pursuant to the Stock Bonus.

          1.2.8 "Bonus Period" means the period beginning on an Award Determination Date and ending on the day prior to the third anniversary thereof.

          1.2.9 "Cause" means the occurrence of any of the following events: (i) the commission by Participant of an act of willful misconduct in any material respect including, but not limited to, the willful violation of any material law, rule, regulation or cease and desist order applicable to Participant or the Company (other than a law, rule or regulation relating to a minor traffic violation or similar offense), or an act which constitutes a breach of a fiduciary duty owed to the Company by Participant involving personal profit; (ii) the commission by Participant of an act of dishonesty relating to the performance of

     Participant's duties, habitual unexcused absence from work, willful failure to perform duties in any material respect (other than any such failure resulting from Participant's incapacity due to physical or mental illness or disability), or gross negligence in the performance of duties resulting in damage or injury to the Company, its reputation or goodwill (provided, however, that in the event of Participant's willful failure to perform duties in any material respect, Participant shall be provided with written notice of such event and shall be provided with a reasonable opportunity, and in no event more than thirty (30) days, to cure such failure to perform his duties); or (iii) any felony conviction of Participant or any conviction involving dishonesty, fraud or breach of trust (other than for a minor traffic violation or similar offense), whether or not in the line of duty.

          1.2.10 "Change in Control" means the first to occur of any of the following events which occurs at any time after the Effective Date: (i) Any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an executive benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the date of this Agreement (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of this Agreement in replacement for a director who has died or become disabled and whose election was approved by a vote of at least a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (iii) a merger or consolidation of the Company with any other corporation or other business entity, other than a merger or consolidation which would result in the combined voting power of the Company's securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) a sale or disposition by the Company of all or substantially all of the Company's assets.

          1.2.11 "Code" means the Internal Revenue Code of 1986, as amended.

          1.2.12 "Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with
     Section 1.4.4.

          1.2.13 "Common Stock" means the common stock of the Company, $0.01 par value.

          1.2.14 "Company" means KCS Energy, Inc., a Delaware corporation.

          1.2.15 "Continuous Service" means that the Participant's service with the Company or a Subsidiary, whether as an Employee or director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an Employee or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to an Employee of a Subsidiary or a director will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

          1.2.16 "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

          1.2.17 "Effective Date" means the date specified in Section 8.10 hereof upon which the Board's adoption of the Plan is effective.

          1.2.18 "Election Period" means the period beginning on the third business day following the date on which the Company files its quarterly or annual financial statements with the Securities and Exchange Commission, and ending on the twelfth business day following such filing date.

          1.2.19 "Employees" includes any employee of the Company or a Subsidiary and shall include any director who is also an employee.

          1.2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule thereunder will be deemed to include successor provisions thereto and rules thereunder.

          1.2.21 "Fair Market Value" means, as of any date, the value of the Common Stock as determined in good faith by the Administrator as follows:
     (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; (ii) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported; or (iii) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

          1.2.22 "409A Award" means a grant or an award that is considered "nonqualified deferred compensation" within the meaning of Section 409A of the Code and Section 7 of this Plan.

          1.2.23 "Grant Date", as used with respect to a grant of a particular Option, Stock Appreciation Right or share of Restricted Stock, means the date as of which such Option, Stock Appreciation Right or share of Restricted Stock is granted pursuant to the Plan.

          1.2.24 "Incentive Stock Option" means an option that qualifies as an "incentive stock option" as described in Section 422 of the Code.

          1.2.25 "Non-Employee Director" means a member of the Board who is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

          1.2.26 "Option" means an option, granted pursuant to Section 2, to purchase shares of Common Stock and which shall be designated as either an Incentive Stock Option or a Supplemental Stock Option.

          1.2.27 "Option Period" means the period beginning on the Grant Date and ending the day prior to the tenth anniversary of the Grant Date, or such shorter period specified by the Administrator in the Option agreement.

          1.2.28 "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations sec. 1.162-27(e)(3).

          1.2.29 "Participant" means a person to whom a grant of Options, Retainer Stock, SARs, Restricted Stock or a Stock Bonus is awarded pursuant to the Plan or, if applicable, such other person who holds an outstanding grant.

          1.2.30 "Performance-Based Stock Options" means Options granted if the Employee or the Company meets certain financial or other performance measurement targets or Performance Criteria.

          1.2.31 "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an Employee for a Performance Period. The Performance Criteria that will be used to establish Performance Goals, include but are not limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, market share and other Company performance factors, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such an Employee.

          1.2.32 "Performance Goals" means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

          1.2.33 "Performance Share Bonus" means a Stock Bonus awarded under
     Section 6 of the Plan under which, upon the satisfaction of predetermined individual or Company performance goals or objectives, shares of Common Stock are awarded to a Stock Bonus Designee.

          1.2.34 "Plan" means the 2005 Employees and Directors Stock Plan as set forth herein, as it may be amended from time to time.

          1.2.35 "Retainer" means the annual fee payable to a Non-Employee Director of the Corporation for service on the Board which is fixed from time to time by the Board, excluding (i) any annual fee payable for service on any Committee of the Board or for service as Chairman of any Committee of the Board, (ii) meeting fees payable for the attendance at meetings of the Board or its Committees for the relevant year, and (iii) any Options such Non-Employee Director is eligible to receive or is granted under this Plan.

          1.2.36 "Retainer Stock" means any Common Stock issuable pursuant to
     Section 3 hereof.

          1.2.37 "Retirement" means the Participant's termination of employment with the Company or a Subsidiary, on or after the Participant's sixty-second birthday, with the intention of not seeking any gainful activity in the future for reasons other than physical or mental disability.

          1.2.38 "Restricted Stock" means any restricted Common Stock granted by the Administrator pursuant to Section 5.

          1.2.39 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to Section 4 hereof, to receive payment equal to the net increase, if any, in the Fair Market Value of a share of Common Stock from the Grant Date of such right to the date such right is exercised.

          1.2.40 "Stock Bonus" means the bonus awarded by the Administrator pursuant to Section 6.

          1.2.41 "Stock Bonus Designee" means any key Employee of the Company and/or any Subsidiary designated to receive a Stock Bonus pursuant to
     Section 6.

          1.2.42 "Subsidiaries" means any and all corporations with respect to which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned either by (i) the Company or (ii) one or more other corporations qualifying as a Subsidiary under clause (i).

          1.2.43 "Supplemental Stock Option" means any Option granted under this Plan, other than an Incentive Stock Option.

          1.2.44 "Total and Permanent Disability", as applied to a Participant, means that the Participant has established to the satisfaction of the Administrator that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code).

     1.3 Aggregate Limitation.

          1.3.1 The aggregate number of shares of Common Stock with respect to which Options (including, without limitation, Incentive Stock Options), Retainer Stock, SARs, Restricted Stock or Stock Bonuses may be granted or awarded under the Plan shall not exceed 5,708,779 shares of Common Stock, subject to adjustment in accordance with Section 8.1 hereof, but reduced by 1,708,779, the total number of shares underlying options and awards granted and outstanding on the Effective Date ("Prior Outstanding Awards") under the terms of the KCS Energy, Inc. 2001 Employee and Directors Stock Plan (the "2001 Plan"). If, prior to the termination of the Plan, a Prior Outstanding Award shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated rights shall again be available for purposes of this Plan. If Prior Outstanding Awards expire, are forfeited or terminate for any reason without having been exercised in full, the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Awards. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all grants and awards under the Plan, including Incentive Stock Options and Prior Outstanding Awards that terminate and become available under this Plan, exceed 5,708,779 shares of Common Stock, subject to adjustment in accordance with Section 8.1 hereof.

          1.3.2 Any shares of Common Stock to be delivered by the Company upon the exercise of Options and SARs, as Retainer Stock, or upon the lapse of restrictions applicable to Restricted Stock or Bonus Stock, shall be issued from authorized but unissued shares of Common Stock or from Common Stock held by the Company as treasury stock, at the discretion of the Board.

          1.3.3 In the event that any grant or award of Options, SARs, Restricted Stock or Stock Bonuses hereunder lapses or otherwise terminates prior to being fully exercised or is otherwise forfeited, any share of Common Stock allocable to the unexercised or forfeited portion of such grant may again be made subject to a grant of Options, Retainer Stock, SARs, Restricted Stock or Stock Bonuses.

          1.3.4 Subject to the provisions of Section 8.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options or SARs covering more than One Million (1,000,000) shares of Common Stock during any calendar year. This Section 1.3.4 shall not apply prior to the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system ("Listing Date") and, following the Listing Date, this Section 1.3.4 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 1.3.1);
     (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of shareholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under
     Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     1.4 Administration of the Plan.

          1.4.1 The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee (the group that administers the Plan is referred to as the "Administrator").

          1.4.2 The Administrator shall have the power and authority to select and grant to Participants, grants of Options, SARs, Restricted Stock, and awards of Bonus Stock pursuant to the terms of the Plan. In particular, the Administrator shall have the authority:

             1.4.2.1 To determine the identity of key Employees of the Company and the Subsidiaries to whom, and the times at which, Options, SARs, Restricted Stock, and Bonus Stock shall be granted or awarded and the number of shares of Common Stock to be subject to each such Option, SAR, Restricted Stock, and Bonus Stock grant or award, taking into account the nature of the services rendered by the particular Employee, the Employee's potential contribution to the long-term success of the Company and the Subsidiaries and such other factors as the Administrator in its discretion shall deem relevant;

             1.4.2.2 to exercise discretion to construe and interpret the Plan and apply its provisions;

             1.4.2.3 to promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

             1.4.2.4 to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

             1.4.2.5 to prescribe the terms, conditions and provisions of the agreements for the grant of Options, SARs, Restricted Stock, and the award of Stock Bonuses (which need not be identical), including, without limitation, the exercise price and medium of payment, vesting provisions and to specify the provisions of any agreement relating to such grant;

             1.4.2.6 to determine whether each Option is to be an Incentive Stock Option or a Supplemental Stock Option;

             1.4.2.7 to make all other determinations necessary or advisable in order to administer the Plan;

             1.4.2.8 to determine the time or times when each Option or SAR, or part of either thereof, may be exercised, within the limits stated in the Plan; and

             1.4.2.9 subject to Section 5.1, to determine the term of the Restricted Period (as defined in Section 5.1) and any other conditions applicable to Restricted Stock and Bonus Stock.

             1.4.2.10 to amend any outstanding grants and awards for the purpose of modifying the time or manner of vesting, the exercise price, or other terms or conditions of any outstanding grant. If any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her award, such amendment shall also be subject to the Participant's consent (provided, however, a cancellation of a grant or award where the Participant receives a payment equal in value to the Fair Market Value of the vested grant or award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to the vested Option and the exercise price, shall not be an impairment of the Participant's rights that requires consent);

             1.4.2.11 to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting a termination of Continuous Service for purposes of the Plan;

             1.4.2.12 to make decisions with respect to outstanding grants and awards that may become necessary upon a Change in Control or an event that triggers equitable adjustments under Section 8.1; and

             1.4.2.13 to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

          1.4.3 All decisions of the Administrator upon questions of administration or interpretation of the Plan or any grant or award under the Plan shall be conclusive and binding on the Company and the Participants.

          1.4.4 The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board.

             1.4.4.1 The term "COMMITTEE" shall apply to the person or persons to whom authority for administration of the Plan has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

             1.4.4.2 At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Exchange Act and/or
        Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

          1.4.5 Indemnification In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

     1.5 Eligibility for Awards.

          1.5.1 Employees. The Administrator shall designate from time to time the key Employees of the Company and the Subsidiaries who, based on their current and potential contribution to the success of the Company, are to be granted Options, SARs, Restricted Stock, and awards of Bonus Stock. Except as provided in Section 1.5.2, in no event may a member of the Committee or any Non-Employee Director of the Company be granted an Option, SAR, Restricted Stock or a Stock Bonus award.

          1.5.2 Non-Employee Directors. Each director of the Company who, on any date on which an Option or Retainer Stock is granted pursuant to
     Section 2.1.2 or Section 3, is not an Employee of the Company or a Subsidiary, will be eligible to receive Options or Retainer Stock so granted under the Plan; provided, however, that no Incentive Stock Option may be issued to such Non-Employee Director; and provided, further that no director who was appointed or nominated pursuant to the terms of any debt instrument, preferred stock, underwriting agreement, or other contract entered into by the Company will be eligible to participate in the Plan.

SECTION 2  STOCK OPTIONS.

     2.1 Grant of Options.

          2.1.1 Employee Options. The Administrator may from time to time, subject to the provisions of the Plan, grant to key Employees of the Company and the Subsidiaries Options to purchase shares of Common Stock allotted in accordance with Sections 1.3 and 1.4 hereof. The Administrator may designate what portion, if any, of an Option is an Incentive Stock Option. Any portion of an Option that is not designated as an Incentive Stock Option shall be a Supplemental Stock Option and shall satisfy the requirements of Section 2.2 hereof, but shall not be subject to the requirements of Section 2.3 hereof. Incentive Stock Options may be granted only to Employees.

          2.1.2 Non-Employee Director Options. A Supplemental Stock Option may be granted each year during the term of the Plan, at the close of business on the date on which the annual meeting of shareholders of the Company is held, to each Non-Employee Director who is then eligible for such grant under Section 1.5.2 hereof. The number of shares of Common Stock subject to the Supplemental Stock Option will be determined by the Administrator.

     2.2 Option Requirements. Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          2.2.1 An Option shall be evidenced by a written instrument specifying the number of shares of Common Stock that may be purchased upon its exercise and containing such terms and conditions consistent with the Plan as the Administrator shall determine.

          2.2.2 No Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

          2.2.3 An Option shall not be exercisable after the expiration of the Option Period.

          2.2.4 The Administrator may provide, in the instrument evidencing an Option granted to an Employee, for the lapse of the Option, prior to the expiration of the Option Period, upon the occurrence of any event specified by the Administrator.

          2.2.5 An Option price per share of Common Stock shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the corporate reorganization provisions of Section 424(a) of the Code.

          2.2.6 An Option shall not be transferable other than by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death) and, an Option shall be exercisable during the Participant's lifetime only by the Participant or his or her guardian or legal representative, provided that such transfer or exercise complies with the requirements for exemption from Section 16(b) of the Exchange Act and, with respect to an Incentive Stock Option, the requirements of Section 422(b)(5) of the Code.

          2.2.7 The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator in its discretion may provide for an acceleration of vesting and exercisability in the terms of any Option agreement in the event a Change in Control occurs or in the event of a Participant's Retirement.

          2.2.8 Lapse of Options.

             2.2.8.1 Termination of Continuous Service. Unless otherwise provided in an Option agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant's Continuous Service terminates (other than upon the Participant's death, Total and Permanent Disability or termination for Cause), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Participant's Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option within the time specified in the Option agreement, the Option shall terminate. Outstanding Options that are not exercisable at the time a Participant's Continuous Service terminates for any reason other than Cause (including upon the Participant's death or Total and Permanent Disability) shall be forfeited and expire at the close of business on the date of such termination.

             2.2.8.2 Death. Unless otherwise provided in an Option agreement, in the event a Participant's Continuous Service terminates as a result of the Participant's death or if the Participant dies within three (3) months following the date of termination of Continuous Service, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant's death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Option agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

             2.2.8.3 Total and Permanent Disability. Unless otherwise provided in an Option agreement, in the event that a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Option agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate.

             2.2.8.4 Termination for Cause. Unless otherwise provided in an Option agreement, in the event that a Participant's Continuous Service terminates as a result of the Participant's termination by the Company for Cause, all outstanding Options granted to such Participant shall expire as of the commencement of business on the date of such termination of Continuous Service.

             2.2.8.5 Extension of Termination Date. If, after termination of Continuous Service, the Participant does not exercise his or her Option within the time specified in the Option agreement, the Option shall terminate. Outstanding Options that are not exercisable at the time a Participant's Continuous Service terminates for any reason other than Cause (including upon the Participant's death or Total and Permanent Disability) shall be forfeited and expire at the close of business on the date of such termination. An Option agreement may also provide that if the exercise of the Option following the termination of the Participant's Continuous Service (other than upon the Participant's death or Total and Permanent Disability) would be prohibited at any time solely because the exercise of the option or issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law requirement, then the Option shall terminate on the earlier of (a) the expiration of the Option Period or (b) the expiration of a period after termination of the Participant's Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

          2.2.9 A person electing to exercise an Option shall give written notice, in such form as the Administrator may require, of such election to the Company and shall tender to the Company the full purchase price of the shares of Common Stock for which the election is made. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check at the time the Option is exercised or (ii) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock For Stock Exchange"); (2) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "Cashless Exercise"); (3) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note. However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or a Subsidiary in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. sec. 78m(k)) shall be prohibited with respect to any grant under this Plan.

          2.2.10 As soon as practicable after the receipt of such written notice and full payment, the Company will deliver to the Participant or another person exercising the Option as permitted under Section 2.2.6 one or more certificates for the requisite number of shares of Common Stock.

          2.2.11 A Participant to whom Common Stock is issued pursuant to this
     Section 2 will have all the rights of a holder of Common Stock, including the right to receive dividends paid on such Common Stock and the right to vote such Common Stock at meetings of shareholders of the Company from and after the date of such issuance.

          2.2.12 The exercise or lapse of any number of tandem SARs shall cause a corresponding reduction in the number of shares of Common Stock then available for purchase by exercise of the related Option.

     2.3 Incentive Stock Option Requirements. An Option designated by the Administrator as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code and shall satisfy, in addition to the conditions of Section 2.2 hereof, the conditions set forth in this Section 2.3.

          2.3.1 An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock (taking into account the attribution rules of Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or its subsidiaries, as defined in Section 424(f) of the Code) unless the Option price is equal to at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Grant Date, and the option is not exercisable after five (5) years from the Grant Date.

          2.3.2 To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Supplemental Stock Options.

          2.3.3 Each instrument evidencing grant of an Incentive Stock Option shall require the Participant to notify the Company of any disposition (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two
     (2) years from the Grant Date of such Incentive Stock Option or within one
     (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option within ten (10) days of such disposition. Any such notice shall advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

     2.4 Performance-Based Stock Option Requirements. The Administrator may condition the grant of an Option on the attainment of any Performance Goals established by the Administrator. The determination as to the satisfaction of any Performance Goals shall be made by the Administrator. If the Administrator determines that an Employee has attained the Performance Goals specified in the conditional grant, the Administrator will award the Employee Options in accordance with the provisions of this Section 2.

     2.5 Additional Requirements Under Section 409A. Each Option agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under section 409A of the Code, in accordance with Section 7 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code.

SECTION 3 RETAINER STOCK. During the term of this Plan, a percentage of the Retainer may be payable in Common Stock in lieu of cash, to the extent and subject to the terms and conditions set forth below.

          3.1 Annual Stock Payment. The number of shares of Common Stock to be issued pursuant to this Section 3 will be equal to (i) the percentage of the Retainer determined by the Board for the relevant year divided by (ii) the Fair Market Value per share of Common Stock. No fractional shares will be issued; instead, the Fair Market Value of such fractional shares shall be paid in cash to the director. As promptly as practicable after the number of shares to be issued under this Section 3 is determined, the Company will deliver to the director one or more certificates representing shares of Common Stock issued to such director pursuant to this Section 3, registered in the name of the director (or, if requested by the director, in joint names of the director and his or her spouse). No payment will be required from the director upon the issuance or delivery of any Common Stock pursuant to this Section 3, except (if applicable) as provided in
     Section 8.6. Retainer Stock shall be issued and the remaining cash Retainer amount shall be paid not later than (i) the date that is 2 1/2 months after the end of the director's taxable year for which the Retainer was earned and the director has a legally binding right to such amounts; or (ii) the date that is 2 1/2 months after the end of the Company's taxable year for which the Retainer was earned and the director has a legally binding right to such amounts, whichever is later.

          3.2 Rights of Director. A director to whom Common Stock is issued pursuant to this Section 3 will have all the rights of a holder of Common Stock, including the right to receive dividends paid on such Common Stock and the right to vote such Common Stock at meetings of shareholders of the Company from and after the date of such issuance.

SECTION 4  STOCK APPRECIATION RIGHTS.

     4.1 Grant of Rights.

          4.1.1 The Administrator may grant a Stock Appreciation Right either as a stand alone right or, provided the requirements of Section 4.1.2 are satisfied, in tandem with all or any part of the shares of Common Stock that may be purchased by the exercise of an Option.

          4.1.2 A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (a) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (b) satisfies the requirements of Section 4.3 and Section 7 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (i) the floor for determining the appreciation component of the Stock Appreciation Right that will be paid to the Participant (i.e., the amount used to determine the appreciation in excess of the value of the Common Stock that the holder is entitled to receive upon exercise (hereinafter, the "SAR exercise price")) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (ii) the Common Stock subject to the right is traded on an established securities market, (iii) only such traded Common Stock may be delivered in settlement of the right upon exercise, and
     (iv) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

          4.1.3 Upon exercise of a Stock Appreciation Right (which exercise shall, unless the Administrator otherwise consents, be made only during an Election Period), the Company shall pay the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price. A Stock Appreciation Right shall not be exercisable if the Fair Market Value of a share of Common Stock on the Grant Date exceeds the Fair Market Value of such share of Common Stock on the date of exercise.

          4.1.4 Payment with respect to the exercise of a Stock Appreciation Right shall be made in shares of Common Stock, valued at Fair Market Value on the date of exercise.

     4.2 Rights Requirements.

          4.2.1 Stock Appreciation Rights shall be evidenced by a written instrument containing such terms and conditions consistent with the Plan as the Administrator shall determine.

          4.2.2 Stock Appreciation Rights granted in relation to an Option shall be exercisable only to the extent the Option is exercisable. However, no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 4.1.2(a) are satisfied.

          4.2.3 A person electing to exercise Stock Appreciation Rights shall give written notice, in such form as the Administrator may require, of such election to the Company.

          4.2.4 The exercise or lapse of an Option to purchase any number of shares of Common Stock shall cause an equivalent reduction in the number of tandem Stock Appreciation Rights.

          4.2.5 Stock Appreciation Rights shall not be transferable other than by will or the laws of descent and distribution and, during the Participant's lifetime, the Stock Appreciation Rights shall be exercisable only by the Participant; except that the Administrator may permit:

             4.2.5.1 exercise, during the Participant's lifetime, by the Participant's guardian or legal representative; and

             4.2.5.2 transfer, upon the Participant's death, to beneficiaries designated by the Participant in a manner authorized by the Administrator;

        provided that the Administrator determines that such exercise or such transfer complies with requirements for exemption from Section 16(b) of the Exchange Act and, with respect to a Stock Appreciation Right granted in tandem with an Incentive Stock Option, the requirements of Section 422(b)(5) of the Code.

     4.3 Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 4.1.2(a) shall satisfy the requirements of this Section 4.3 and the additional conditions applicable to nonqualified deferred compensation under section 409A of the Code, in accordance with Section 7 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the "SAR Amount"). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time or payment schedule specified in the governing written instrument or in Section 7.1.1 hereof.

SECTION 5  RESTRICTED STOCK.

     5.1 Grant of Restricted Stock. The Administrator may from time to time, subject to the provisions of the Plan, grant Restricted Stock to key Employees of the Company and the Subsidiaries. At the time an award of Restricted Stock is made, the Administrator shall establish a period of time (the "Restricted Period") applicable to such award, which shall not be less than three (3) years, nor more than five (5) years unless the award is accompanied by performance standards. In the latter event, the Restricted Period shall not be less than one
(1) year, nor more than five (5) years. Subject to the foregoing limitation, each award of Restricted Stock may have a different Restricted Period. Notwithstanding the foregoing or anything in Section 5.2 to the contrary, all restrictions shall lapse or terminate with respect to all Restricted Stock upon death or Total and Permanent Disability or Retirement of the Participant.

     5.2 Restricted Stock Requirements. Upon the grant of an award of Restricted Stock, a stock certificate representing the number of shares of Common Stock equal to the number of shares of Restricted Stock granted to a Participant shall be registered in the Participant's name but shall be held by the Company for the Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator;
(ii) none of the Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Administrator; and
(iii) unless otherwise determined by the Administrator, all of the Restricted Stock shall be forfeited and all the rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Participant has remained a regular full-time employee of the Company, the Subsidiaries or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator applicable to such Restricted Stock. At the discretion of the Administrator, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Administrator. Cash or stock dividends so withheld by the Administrator shall not be subject to forfeiture. Upon the forfeiture of any Restricted Stock, such forfeited Restricted Stock shall be transferred to the Company without further action by the Participant. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 6.1.

     5.3 Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required from the Participant upon the issuance or delivery of any Common Stock pursuant to this Section 5.3, except as provided in Section 8.6. The Common Stock certificate shall be issued and delivered not later than (i) the date that is 2 1/2 months after the end of the Participant's taxable year for which the Restriction Period ends and the Participant has a legally binding right to such amounts; or (ii) the date that is 2 1/2 months after the end of the Company's taxable year for which the Restriction Period ends and the Participant has a legally binding right to such amounts, whichever is later.

SECTION 6  STOCK BONUS.

     6.1 Designation of Eligible Employees; Manner of Payment. The Administrator may, prior to or during any Bonus Period, designate the Stock Bonus Designees eligible to receive a Stock Bonus for such Bonus Period. All Stock Bonuses shall be paid in Bonus Stock.

     6.2 Amount of Stock Bonus. The number of shares of Bonus Stock which a Stock Bonus Designee shall be eligible to receive for a Bonus Period equals (i) a portion (as determined by the Administrator) of the Stock Bonus Designee's annual base salary on the Award Determination Date for that Bonus Period (exclusive of any bonuses, cash or non-cash consideration paid under benefit plans, perquisites or other non-salary compensation), divided by (ii) the Fair Market Value of Common Stock on the Award Determination Date for that Bonus Period. The Company shall not issue fractional shares of Bonus Stock, but will pay in cash, in lieu thereof, such Fair Market Value on the Award Distribution Date for that Bonus Period (if the Stock Bonus Designee continues to be employed by the Company or the Subsidiaries on such date).

     6.3 Award of Stock Bonus. A Stock Bonus Designee eligible to receive Bonus Stock for a Bonus Period shall be awarded Bonus Stock on the Award Date for that Bonus Period only if:

          6.3.1 The Stock Bonus Designee shall remain a regular full-time employee of the Company or the Subsidiaries through such Award Date; and

          6.3.2 The Stock Bonus Designee's employer attains the financial goals established for that entity during such Bonus Period, as established by the Administrator, and the Stock Bonus Designee meets any Performance Goals established by the Administrator. The determination as to the satisfaction of such financial goals shall be made by the Administrator on the Award Date for that Bonus Period, provided that the Administrator shall be entitled to submit any questions regarding satisfaction of such financial goals to the Auditors, and the Administrator shall be entitled to conclusively rely upon any decision made by the Auditors regarding such questions. In the event that a Stock Bonus Designee's employment during the Bonus Period shall be transferred among the Company and its Subsidiaries, the Administrator may make adjustments to the amount of the Stock Bonus and/or set new or different performance standards for the Stock Bonus Designee's new employer, upon written notification to the Stock Bonus Designee. The determination as to the satisfaction of any Performance Goals shall be made by the Administrator.

     6.4 Restrictions. The Bonus Stock issued pursuant to Section 6.3 shall be held and shall be subject to the restrictions imposed on Restricted Stock pursuant to Section 5.2.

     6.5 Lapse of Restrictions. Upon the expiration or termination of the Restricted Period set forth in Section 6.4 with respect to Bonus Stock and the satisfaction of any other conditions prescribed by the Administrator, or upon the death or Total and Permanent Disability or Retirement of a Stock Bonus Designee after an award of Bonus Stock, the restrictions applicable to the Bonus Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, to the Stock Bonus Designee or the Stock Bonus Designee's beneficiary or estate, as the case may be. No payment will be required from the Stock Bonus Designee upon the issuance or delivery of any Common Stock pursuant to this Section 6.5, except as provided in Section 8.6. The Common Stock certificate shall be issued and delivered not later than (i) the date that is 2 1/2 months after the end of the Participant's taxable year for which the Restriction Period ends and the Participant has a legally binding right to such amounts; or (ii) the date that is 2 1/2 months after the end of the Company's taxable year for which the Restriction Period ends and the Participant has a legally binding right to such amounts, whichever is later.

SECTION 7 ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE. In the event any grant or award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the grant or award on the Grant Date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code (a "409A AWARD"), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

     7.1 Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

          7.1.1 Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of ten (10) years from the Award Date or Grant Date. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Award Date or Grant Date.

          7.1.2 Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided however, if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 7.1.2 may not be made before the date which is six months after the date of separation from service.

          7.1.3 Death.  The date of death of the 409A Award recipient.

          7.1.4 Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 7.4.2 hereof).

          7.1.5 Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 7.4.3 hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's other assets (to the extent such liquidation would not itself cause severe financial hardship).

          7.1.6 Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 7.4.1 hereof), including the Company's discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

     7.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 7 hereof and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 7 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of
(i) the expiration of ten (10) years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

     7.3 No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 7 hereof, except in the case of one of the following events:

          7.3.1 Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

          7.3.2 Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

          7.3.3 Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the

     409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that the such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this
     Section 7 and the requirements of Section 409A of the Code.

     7.4 Definitions. Solely for purposes of this Section 7 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

          7.4.1 "Change in Control Event" means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

          7.4.2 "Disabled" means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

          7.4.3 "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

SECTION 8  GENERAL PROVISIONS.

     8.1 Adjustment Provisions.

          8.1.1 If any recapitalization, reclassification, spinoff, combination, repurchase, stock split or reverse split or consolidation of Common Stock is effected;

             8.1.1.1 the outstanding shares of Common Stock are exchanged, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

             8.1.1.2 new, different or additional shares or other securities of the Company or of another corporation are received by the holders of Common Stock; or

             8.1.1.3 any distribution is made to the holders of the Common Stock other than a cash dividend; then the Administrator shall make appropriate adjustments to:

                8.1.1.3.1. the number and class of shares or other securities that may be issued or transferred pursuant to Section 3 hereof or pursuant to outstanding Options, SARs, awards of Restricted Stock or awards of Bonus Stock;

                8.1.1.3.2. the number and class of shares or other securities available for issuance under the Plan; and

                8.1.1.3.3. the purchase price to be paid per share under outstanding Options, the number of shares to be issued pursuant to
           Section 3, or the amount to be paid by the Company upon an exercise of an SAR under Section 4.1.3.

          8.1.2 Upon the dissolution or liquidation of the Company, the Plan shall terminate, and all previously granted awards shall lapse on the date of such dissolution or liquidation.

          8.1.3 In the event of a Change in Control, dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding grants by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and such outstanding grants by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of grants with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 8.1.3) for such outstanding grants and, if appropriate, subject to the equitable adjustment provisions of Section
     8.1.1 hereof; (iv) the cancellation of such outstanding grants in consideration for a payment equal in value to the Fair Market Value of vested grants, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or
     (v) the cancellation of such outstanding grants without payment of any consideration. If such Options, SARs, Restricted Stock or Bonus Stock would be canceled without consideration the grants shall become fully exercisable and all forfeiture restrictions on such Stock shall lapse. The Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the grant holder a notice of cancellation, to exercise such grants in whole or in part without regard to any installment exercise provisions in the grant agreement. In addition, the Administrator, in its discretion, may provide for acceleration of unvested awards in connection with any of the alternatives described above.

          8.1.4 Adjustments under Section 8.1.1 shall be made at the sole discretion of the Administrator, and its decision shall be binding and conclusive, subject to any legally required approval of any other person or entity.

          8.1.5 Except as provided in Section 8.1.1, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the Options, Retainer Stock, SARs, Restricted Stock or Bonus Stock.

     8.2 Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Administrator or the Board may impose.

     8.3 No Right to Employment or Directorship. Nothing in the Plan or in any instrument executed pursuant hereto shall confer upon any Employee or director any right to continue in the employ of the Company or the Subsidiaries, or to serve as a director of the Company, or shall affect the right of the Company or the Subsidiaries to terminate the employment of any Employee, with or without Cause.

     8.4 Legal Restrictions. The Company will not be obligated to issue shares of Common Stock or make any payment pursuant to the Plan if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange or automated quotation system upon which the Common Stock is then listed or quoted. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances and take any actions satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obligated to take any action in order to cause the exercise of any Option or SAR.

     8.5 No Rights as Shareholders. Except as provided herein with respect to Retainer Stock, Restricted Stock and Bonus Stock, no Participant or Stock Bonus Designee, and no beneficiary or other person claiming through a Participant or Stock Bonus Designee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any Option or SAR until such shares of Common Stock shall have been transferred to the Participant or such person. Furthermore, the existence of the Options, SARs, Restricted Stock or Bonus Stock shall not affect the right or power of the Company or its shareholders to (i) make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) issue any bonds, debentures, preferred or prior preference stocks affecting the Common Stock of the Company or the rights thereof; (iii) dissolve or liquidate the Company, or effectuate a sale or transfer of all or any part of its assets or business; or (iv) take any other corporate action, whether of a similar character or otherwise.

     8.6 Withholding Taxes.

          8.6.1 Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

          8.6.2 Whenever shares of Common Stock are to be delivered or an award is considered wages pursuant to the Plan, the Company shall be entitled to require as a condition of delivery that the Participant or Stock Bonus Designee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto.

          8.6.3 To the extent provided by the terms of any written instrument evidencing a grant under this Plan and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of or acquisition of Common Stock under any grant by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.

     8.7 Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Delaware without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

     8.8 Changes to the Plan and Awards.

          8.8.1 Changes to the Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in
     Section 8.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or awards granted under it into compliance therewith. Rights under any award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an award where the Participant receives a payment equal in value to the Fair Market Value of the vested award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant's rights that requires consent.

          8.8.2 Changes to Outstanding Awards. Except as limited under Section 8.8.1, the Board may amend, alter, suspend, discontinue, or terminate any grant or award theretofore granted hereunder and any agreement relating thereto, provided, however, that, without the consent of the affected Participant, no such amendment, alteration, suspension, discontinuation, or termination may impair the rights of such Participant under or with respect to any award theretofore granted or paid to him or her or any agreement relating thereto. However, a cancellation of an award where the Participant receives a payment equal in value to the Fair Market Value of the vested award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant's rights that requires consent.

          8.8.3 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     8.9 Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any award to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any agreement relating to an award does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person. In addition, the Board shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder or take other action if such authority would cause a Participant's transactions under the Plan to not be exempt under Rule 16b-3.

     8.10 Effective Date and Duration of Plan. The Plan will be effective March 31, 2005. The Plan will remain in effect until the earlier of (i) March 31, 2015, but no later than the day before the 10th anniversary of the effective date, (ii) termination of the Plan pursuant to Section 8.8.1, or (iii) such time as no Common Stock remains available for issuance under the Plan and the Company has no further rights or obligations under the Plan with respect to awards granted or paid under the Plan. No award shall be granted pursuant to the Plan after such date, but awards theretofore granted may extend beyond that date. The adoption of the Plan is subject to approval of the Company's stockholders, which approval must be obtained within 12 months after its adoption by the Board. If the Company's stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants, awards or sales of Common Stock that have already occurred shall be rescinded, and no additional grants, awards or sales shall be made thereafter under the Plan.

     8.11 Execution. To evidence the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of March 31, 2005.

                                          KCS ENERGY, INC.

                                          By:
                                            ------------------------------------

                                KCS ENERGY, INC.
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 26, 2005
X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoints James W. Christmas and Frederick Dwyer, and each of them, attorneys and proxies, with power of substitution and resubstitution in each of them, to vote all shares of KCS Energy, Inc. common stock which the undersigned may be entitled to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 26, 2005, at the Marathon Tower, 5555 San Felipe Road, Houston, Texas 77056 at 9:00 a.m. local time, or at any adjournment thereof, on all matters properly coming before the meeting, as set forth in the related Notice of Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned. The proxies are hereby instructed to vote as follows:

Please be sure to sign and date this Proxy in the box below.

                                        Date


Stockholder sign above      Co-holder (if any) sign above

                                             Withhold   For All
                                   For All    For All    Except
1. Election of Director
   Nominees:
   (01) JAMES W. CHRISTMAS          ___        ___       ___
   (02) JOEL D. SIEGEL              ___        ___       ___
   (03) CHRISTOPHER A. VIGGIANO     ___        ___       ___

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, CHECK THE BOX LABELED "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------
                                    For    Against    Abstain
2. Approval of the 2005 Employee
   and Directors Stock Plan         ___        ___       ___

3. To take action upon any other
   business as may properly come
   before the meeting or any
   adjournment thereof.             ___        ___       ___

PLEASE CHECK BOX IF YOU PLAN TO ATTEND
THE MEETING.                                             ___

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2005 EMPLOYEE AND DIRECTORS STOCK PLAN AND THE ELECTION OF THE NOMINEES FOR DIRECTOR.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE 2005 EMPLOYEE AND DIRECTORS STOCK PLAN AND THE ELECTION OF THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Please sign exactly as your name appears herein. Please give full title if signing as an attorney, executor, administrator, trustee or guardian. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

     For an account in the name of two or more persons, each person should sign, or if one signs, he should attach evidence of his authority.

--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                KCS ENERGY, INC.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. you may nevertheless vote in person if you attend.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

__________________________

__________________________

__________________________